TESTIMONY

FIRST TESTIMONY:

THAT CONTAINS: THE PURCHASE AND SALE AGREEMENT, granted by the Company called “CP MONTERREY”, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, as “THE SELLER” and by the other part, the Company called “PLAMEX”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, as “THE BUYER”.

Esc.- 81552

Vol.- 3661

Date.- June 11, 2012
College of Notaries of the State of Baja California

--- VOLUME NUMBER THREE THOUSAND SIX HUNDRED AND SIXTY ONE.-----------------

--- DEED NUMBER EIGHTY-ONE THOUSAND FIVE HUNDRED FIFTY-TWO.-----------------------

--- In the City of Tijuana, Baja California, on June Eleven, Two Thousand Twelve. -------------------

--- I Attorney RICARDO DEL MONTE NUÑEZ, Notary Public number EIGHT, in exercise and residence in this Municipality, hereby attest to: -----------------------------------------------------------
--- THE PURCHASE AND SALE AGREEMENT, granted in part by the Company called “CP MONTERREY,” SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, hereby represented by its legal Representative Mister LUIS ATANASIO SANDOVAL REYES, hereinafter identified as “THE SELLER” and in part by the Company called “PLAMEX” SOCIEDAD ANONIMA DE CAPITAL VARIABLE, hereby represented by its legal Representative, Mister ALEJANDRO FERNANDO BUSTAMANTE GUTIERREZ, hereinafter identified indistinctly as “THE BUYER”, all the above in accordance with the following statements and clauses:---------------------------------------------------------------------------------------------------
- - - - - - - - - - - - - - - - - - - - - - - S T A T E M E N T S - - - - - - - - - - - - - - - - - - - - -

--- Mister LUIS ATANASIO SANDOVAL REYES, in his capacity as legal representative of “THE SELLER” under oath and warned in advance of the penalties incurred by those who claim falsely before a notary public, hereby states: ---------------------------------------------------------------------
--- ONE. - That by public deed number 27,041 (Twenty-Seven Thousand Forty-One) Volume

953 (nine hundred and ninety-three), dated December eleven, two thousand eight, granted before the Notarial Attestation of Attorney Enrique Gallaga Esparza, Notary Public number Fifteen of this City, and recorded in the Public Registry of Property and Commerce of this city on December, twenty nine, two thousand eight, under key Item number 5637811 (five six three seven eight one one), of the Civil Section, the Company “CP MONTERREY”, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, acquired by way of sale, the salable area of the Parcel No. 11-Z-1-P-1 (eleven dash Z dash one dash P dash one) of Ejido Chilpancingo of this city, with actual area of 51,211.55 m2 (Fifty one thousand two hundred eleven point fifty-five square meters), and the following metes and bounds :-------
--- To the north, in two hundred fifty-six meters six centimeters with Parcel Seven; -----------------

--- To the east, in two hundred meters with affectation to the same property, which in turn abuts with Parcel Twelve; ------------------------------------------------------------------------------------------
--- To the south, in two hundred fifty-six meters six centimeters with Parcel Seventeen;---------------

--- To the west, in a straight line of eighty-six meters with eighty seven centimeters with Parcel

Sixteen and in one hundred and twelve meters and thirteen centimeters with Parcel Ten.-----------

--- To said property belongs the cadastral key “ID-040-011”, and on the drawing that has been provided to carry out this operation, it is indicated that the property has the following physical description: ---------------------------------------------------------------------------------------------------
----- An area of 51,352.42 m2 (fifty-one thousand three hundred fifty-two point forty two) square meters. ------------------------------------------------------------------------------------------------------------

----- To the North are measured two hundred fifty-six point fifty-six meters and is adjacent to

Parcel ID-040-007 (ID dash zero forty dash zero zero seven). -------------------------------------------

---- To the East are measured twenty point zero zero meters and is adjacent to Chilpancingo

Street. ---------------------------------------------------------------------------------------------------------

--- To the South are measured two hundred fifty-six point ninety-six meters and is adjacent to

Parcel ID-040-017 (ID dash zero forty dash zero seventeen). -------------------------------------------

----- To the West are measured two sections, the first in one hundred and twelve point thirteen meters and is adjacent to Parcel ID-040-010 (ID dash zero forty dash zero ten), and the second in eighty-seven point eighty-seven meters and is adjacent to Parcel ID-040-016 (ID dash zero forty dash zero sixteen).-----------------------------------------------------------------------------------------------
--- TWO.- That by the same notarized instrument described in statement ONE above, recorded under the same registration heading cited above, its principal acquired the fraction “A”, resulting from the subdivision of Parcel No. 17-Z-1-P-1 (seventeen dash Z dash one dash P dash one) of Ejido Chilpancingo, in this city, with an area of 22,766.42 m2. (Twenty-two thousand seven hundred sixty-six point forty-two square meters) and the following courses, metes and bounds: ----------------------------------------------------------------------
--- From the point ten to point eleven, with a distance of two hundred fifty six meters and six centimeters, with a Northbound course of, eighty-four degrees, seventeen minutes and fifty-seven seconds East, with Parcel eleven;---------------------------------------------------------------------------
--- From point eleven to Point eighteen, with a distance of eighty-four feet and sixty-two centimeters, with a southbound course of five degrees, forty-two minutes and three seconds, East, with fraction “B” of Parcel seventeen; ----------------------------------------------------------------------
--- From Point eighteen to point seventeen in a curved line of six meters twenty seven centimeters, with Fraction “B” of Parcel seventeen; --------------------------------------------------------------------
--- From Point seventeen to point sixteen with a distance of two hundred fifty two meters seven centimeters, with a southbound course in eighty-four degrees, nine minutes and thirty-six seconds

West, with fraction “C” (Highway Affectation); and ------------------------------------------------------

--- From point sixteen to point ten, with a distance of eighty-nine meters twenty three centimeters, with a northbound course, in five degrees, forty-two minutes and three seconds, West, with Parcel sixteen. --------------------------------------------------------------------------------------------------------
--- To said property belongs the cadastral key “ID-040-017”, and in the drawing that has been provided to carry out this operation, the property indicates having the following physical description: ----------------------------------------------------------------------------------------------------

----- An area of 22,547.31 m² (twenty-two thousand five hundred forty-seven point thirty one)

square meters. -----------------------------------------------------------------------------------------------

--- From point twenty seven to point twenty six, in a curved length are measured twenty-one point zero seven meters. ------------------------------------------------------------------------------------------
----- From point twenty six to point twenty five in a South course, eighty-seven degrees, twenty-
four minutes zero eight seconds East, are measured zero point four hundred seventy-two square meters. --------------------------------------------------------------------------------------------------------
----- From point Twenty five to point twenty-one in a North course, three degrees, eighteen minutes, forty-eight seconds East are measured three point seven hundred fifty-three square meters. ----------------------------------------------------------------------------------------------------------
----- From point twenty-one to point eleven in a North course, five degrees, forty-six minutes, twenty-eight seconds West are measured sixty-nine point zero thirty-one square meters. ------------
----- From point eleven to point fifteen in a South Course, eighty-four degrees, thirteen minutes, thirty-two seconds West, are measured two hundred fifty-six point nine hundred sixty-three square meters. --------------------------------------------------------------------------------------------------------
----- From point fifteen to point twenty-three with a South course, five degrees, thirty-nine minutes, thirty-two seconds East, are measured eighty-eight point four hundred twenty-three square meters. ------------------------------------------------------------------------------------------------------
----- From point twenty three to point twenty-two with a North course, eighty-four degrees zero four minutes, thirty-four seconds East, are measured two hundred thirty-eight point two hundred fifty-nine square meters. -------------------------------------------------------------------------------------
--- From point twenty two to point twenty eight with a North course, seventy-five degrees, forty-

three minutes, sixteen seconds East, are measured three point five hundred ninety-seven square meters. --------------------------------------------------------------------------------------------------------
--- From point twenty eight to point twenty seven with a North course, twelve degrees, thirty minutes, forty-two seconds West, are measured zero point four hundred thirty-seven square meters. ------------------------------------------------------------------------------------------------------

---- THREE.- That hereafter the parcels of land referred to in Statements ONE and TWO above, together with (i) all buildings, facilities and structures that are on the lots of land; (ii) all easements, rights of way, privileges, licenses, inherent rights and other rights and benefits pertaining to the lots of land, buildings, facilities and structures; (iii) all rights, allotments and contracts regarding electricity, water , and other services related to these parcels of land, buildings, facilities and structures, including without limitation and subject to necessary governmental approvals; (iv) all consents, authorizations, variances, licenses and permits, if any, issued by any authority government with respect to such lots of land, buildings, facilities and structures; (v) all installations, machinery, equipment and other permanent fixtures forming part of the lots of land or buildings, facilities and structure, including, without limitation, all lighting and lighting systems, systems heating and air conditioning (HVAC), electrical transmission facilities, loading and unloading platforms and generators in the land (collectively, the “Permanent Facilities”); (vi) all architectural drawings, mechanical, engineering and other plans construction and specifications related to buildings, facilities and structure or renovations or additions, including plans and specifications for the hydraulic, sanitary, electrical and air conditioning and other building system in the lots of land, buildings, facilities or structure; and (vii) all rights related to intangible property, construction, renovation and operation of the lots of land and buildings, plant and structure and all permits, contracts, rights, if any, with respect to such lots of land and its buildings, facilities and structure, which are will be jointly called “THE PROPERTY”. ----------------------------------------------
----- FOUR.- That the properties described above cadastered under keys ID-040-011 (ID zero four forty dash zero eleven) and ID-040-017 (ID dash zero forty dash zero seventeen), are up to date in paying property tax and water consumption charge, and any other contributions that local taxing that may apply, without any liability before Tax authorities, with workers, or of any other nature, and to comply with the various administrative arrangements, it is shown to me and I add to the appendix of this instrument, under the indicated letters, the following documents: -----
--- With the letter “A”, Certificates of Freedom of taxes issued by various authorities; -----------------

--- With the letter “B”, the application that I filed before the Public Registry of Property and Commerce, for the issuance of certificates of encumbrances with effects as preliminary notice under the terms of Article two thousand eight hundred eighty-five Civil Code for the State of Baja California and the documents in answer to it is exhibited to me, they show that the property subject of this operation have no debts, liens or domain constraints and without that sold them. ---
----- With the letter “C”, survey drawings of THE PROPERTIES, same that where obtained from the Department of Cadaster of the Municipality of Tijuana, Baja California, for further identification of the properties listed in statements ONE and TWO of this instrument, of the Properties authorized by the municipal authority; ----------------------------------------------------------------------------------
----- With the letter “D”, the appraisals dated May thirty-one, two thousand twelve, performed by a municipal Expert appraiser named Architect Melchor Lemus Cendejas, fixing respectively, the following market values; ---------------------------------------------------------------------------------
----- a) Parcel 11-Z-1-P-1 (eleven dash Z dash one dash P dash one) of the Ejido Chilpancingo of this City, with an actual area of 51,211.55 m2 (fifty one thousand two hundred and eleven point fifty five square meters) currently identified as lot eleven block forty, of Poblado Chilpancingo, Zona Uno, of Fraccionamiento Ciudad Industrial, of this City, which reported a market value of $84'820,000.00 (eighty four million eight hundred and twenty thousand) Pesos National Currency. --------------------------------------------------------------------------------------------

------ b) Parcel 17-Z-1-P-1 (seventeen dash Z dash one dash P dash one) of the Ejido Chilpancingo of this City, currently identified as lot seventeen of block forty, of Poblado Chilpancingo, Zona Uno, of Fraccionamiento Ciudad Industrial, of this City, which reported a market value of $48'506,000.00 (forty eight million five hundred and six thousand) Pesos National Currency. --------------------------------------------------------------------------------------------------
--- FIVE.- That on the aforementioned Property, subject matter of this Deed, are built certain facilities, structures, industrial buildings and other construction, which are also covered by this instrument. -----------------------------------------------------------------------------------------------------
--- SIX.- That on the date of this deed the Property have a conditioned permit on environmental impact matters, therefore these properties are in compliance with the provisions of the relevant environmental laws, and that to the best of “THE SELLER”'s knowledge is considered to have complied with all environmental obligations. ---------------------------------------------------------------
--- SEVEN.- That it is the intention and desire of its principal to sell the Property. --------------------

--- EIGHT.- That the execution of this instrument by “THE SELLER”, the development of its obligations thereunder and the completion of this operation in accordance with the terms and conditions (i) does not contravene any provision contained in its bylaws, (ii) have been duly authorized by all necessary action on the part of “THE SELLER”, (iii) do not require approval, authorization, action or notice by the Seller or any third party, (iv ) does not conflict with or result in breach of any agreement or contract which “THE SELLER” is a party of, and (v) does not violate any term or provision contained in any law, regulation, order, decree, or judgment applicable to “THE SELLER” or any of its assets or property in any manner which might affect the sale of the Property in favor of “THE BUYER”. -----------------------------------------------------------
--- NINE.- To the best of “THE SELLER's” knowledge, the obligations of “THE SELLER” contained in this deed of sale together with its attachments, constitute valid and legal liabilities against “THE SELLER”, and enforceable in accordance with the provisions thereof. -------------------
--- TEN.- That the title of property to the Property is free of any retention, assignment, easement, security, liens, covenants, restrictions, agricultural encroachment, judgments, leases and defects, other than the ones shown in the Alta survey attached hereto which is attached to the appendix of the volume under the letter “C”. That “THE SELLER” has maintained the peaceful use and possession of the Property. That the Property is not subject to any agrarian limitation, dispute or controversy or any agrarian right or similar, including, without limitation, to ejido or communal rights. ------------------------------------------------------------------------------------------------------------
--- ELEVEN.- To the best of “THE SELLER's” knowledge, no suit or action is pending or foreseen in the future against “THE SELLER” or against the Property. That the Property has been used, maintained and operated in accordance with the laws, regulations, statutes or applicable codes and are not in breach or violation of any of them. -------------------------------------------------------------
--- TWELVE.- That there are no actions, voluntary or involuntary proceedings against “THE SELLER” under any bankruptcy proceedings, reorganization, arrangement, insolvency or state or federal statute, or similar, and there is no such action against “THE SELLER”, to the best of “THE SELLER's” knowledge. ---------------------------------------------------------------------------------------
--- THIRTEEN.- That there are no (i) lease, service, or maintenance agreements affecting the Property, nor (ii) construction contracts concerning unfinished work or of which the contractor has not delivered in favor of “THE SELLER” a final release. -------------------------------------------------

--- FOURTEEN.- The “SELLER” has executed with the Federal Electricity Commission an agreement to supply electrical energy which entitles THE SELLER to receive the electric service. That this agreement is under the name of “THE SELLER” and the power supply is available to the limits of the Property, without the need for future payment of contributions or specific works or any other act. -----------------------------------------------------------------------------------------------------
--- FIFTEEN.- That “THE SELLER” has no knowledge of any special taxes or charges pending against the Property, as per say, the outlay of capital gains tax. -----------------------------------------
--- SIXTEEN.- That “THE SELLER” has possession of the Permanent Facilities, free of any security, guarantee, interest, agreement, judgment, leases and holdings. -----------------------------

--- SEVENTEEN.- That “THE SELLER” has no future construction obligations, including improvements related to the Property. ----------------------------------------------------------------------
--- EIGHTEEN.- That the information, data and property values contained in the land registration it is true, correct and current. --------------------------------------------------------------------------------
--- The legal representative of “THE BUYER” states: ---------------------------------------------------

--- NINETEEN.- That its principal will use the property subject matter of this instrument for the development of its corporate purpose. ---------------------------------------------------------------------
--- TWENTY.- That in regards to the legal existence and incorporation of its principal, and to his appointment and authority to execute this instrument, will be proved in the respective chapter of legal status of this deed. --------------------------------------------------------------------------------------
--- Having stated the above, the appearing parties agree with the following:---------------------------

----------------------------------------------- C L A U S E S --------------------------- ---------------------

--- FIRST.- SUBJECT MATTER OF THE PURCHASE AND SALE.- “CP MONTERREY”, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, hereby represented by its legal representative, Mister LUIS ATANASIO SANDOVAL REYES, hereby SELLS in favor of the Company called “PLAMEX” SOCIEDAD ANONIMA DE CAPITAL VARIABLE, hereby represented by its Special Attorney ALEJANDRO FERNANDO BUSTAMANTE GUTIERREZ, Ad-Corpus, (a) Parcel Number 11-Z-1-P-1 (eleven dash Z dash one dash P dash one) of Ejido Chilpancingo of this city, currently identified as lot (11) eleven of block (40) forty, of the Chilpancingo Settlement, Zone One, of the Fraccionamiento Ciudad Industrial, of this city, and (b) Parcel 17-Z-1-P-1 (seventeen dash Z dash one dash P dash one) of Ejido Chilpancingo of this city, currently identified as lot (17) seventeen of block (40) forty, of the Chilpancingo Settlement, Zone One, of the Fraccionamiento Ciudad Industrial, of this city, and structures, existing buildings and facilities thereon, in the current physical state they are in, including property attached thereto and the rights related to Property, without reservation or limitation and free from all liens, limitation or domain notation, with all that in fact and by right belongs in the Property, with the surfaces, bearings, metes and bounds that have been listed in the statements ONE and TWO of this instrument, which are hereby considered as transcribed here for legal purposes as may be appropriate. -------------------------------------------------------------------------------------------
--- SECOND. - PRICE.- The parties agree as the price of sale of the Property, the amount of

$11'000,000.00 (Eleven Million) Dollars legal currency of the United States of America which on the date of this deed is equivalent to $153'290,500.00 MN (one hundred and fifty-three million two hundred and ninety thousand five hundred) pesos legal currency of the United Mexican States, an amount that constitutes the full and final payment of the purchase consideration for the sale of the property and which “THE BUYER” pays in favor of “THE SELLER” on this date, by electronic transfer made to account number 4121053458 (FOUR ONE TWO ONE ZERO FIVE THREE FOUR FIVE EIGHT),
SWIFT WFBIUS6S, Wells Fargo Bank, N.A., stated and confirmed in this act by “THE SELLER”, therefore “THE SELLER” hereby grants in favor of “THE BUYER” the receipt and release form broader applicable by law. “THE BUYER” will also pay the value added tax for buildings. This amount of $11'000,000.00 Dollars (eleven million) dollars legal currency of the United States Of America, plus Value Added Tax thereon shall be paid by “THE BUYER” in Dollars, legal currency of the United States of America. ------------------------------------------------
--- For the purposes of Section II (second) of Article Four of the Law on Value Added Tax and Article Ten of the Rules, the parties agree that the price agreed by them regarding this operation, corresponds to the soil, the sum of $7,429,624.00 Dollars (Seven Million Four Hundred And Twenty Nine Thousand Six Hundred And Twenty Four) Dollars legal currency of UNITED STATES OF AMERICA, that at the current exchange rate prevailing on the date of signature of this deed, is equivalent to the amount of $103'535,525.25 MN (one hundred and three million five hundred and thirty five thousand five hundred twenty five point twenty five) pesos legal currency of the United Mexican States; and in regarding the buildings for non-residential purposes, corresponds the sum of
$3'570,376.00 Dollars (Three million five hundred and seventy thousand three hundred and seventy six) Dollars legal currency of United States Of America, that at the current exchange rate prevailing on the date of signature of this deed, is equivalent to the amount of $49'754,974.74 (forty nine million seven hundred fifty four thousand nine hundred seventy four point seventy four) pesos legal currency of the United Mexican States so that in the latter case causes a Value Added Tax in the amount of
$571,260.16 Dollars (Five hundred and seventy one thousand two hundred sixty point sixteen) Dollars legal currency of United States Of America, on a rate of 16% (sixteen) per cent, that at the exchange rate prevailing on the date of signature of this deed, is equivalent to the amount of $7'960,795.95 (Seven million nine hundred and sixty thousand seven hundred and ninety five point ninety five) pesos legal currency of the United Mexican States, same amount that “THE SELLER” expressly transfers in favor of “THE BUYER”. ----------------------------------------------------------------------------------------------
--- THIRD.- POSSESSION.- “THE SELLER” shall deliver physical and legal possession of the Property to “THE BUYER” on the date of this instrument, free from any lien, easement, interest, obstacles, covenants, restrictions, agrarian encroachment, judgments, leases and holdings. Also, on the date of execution of this Instrument “THE SELLER” shall deliver in favor of “THE BUYER” all documents, invoices, receipts and other documentation relating to the Property that are currently in his possession. -------------------------------------------------------------
--- FOURTH.- WARRANTY OF TITLE.- This sale is subject to the conditions of its nature, hereby granting the “THE SELLER” a warranty of tile in case of eviction in terms of law, as well as undertaking any payment of any difference on account of property tax, fees for water service, transfers of improvements or any other of a fiscal nature or any other nature, that the Property reports prior to the date of execution of this deed. -------------------------------------------
--- FIFTH.- EXPENSES.- All expenses, fees, duties and taxes caused by reason of the granting of this deed, will be borne by “THE BUYER” with the exception of income tax or Single Rate Business Tax which may be caused by “THE SELLER”. -------------------------------------------------

--- SIXTH.- THE SELLER'S LIABILITIES.- “THE SELLER” hereby recognizes and confirms the execution of the assignment of rights agreement signed with “THE BUYER”, regarding the rights under the supply of electricity agreement (i) in H-S rate with number DA01A-2009-05-21 (DA cero one A dash two thousand and nine dash zero five dash twenty one) and (ii) in rate 61 (sixty one) with number DA01C-2011-02-25 (DA zero one C dash two thousand eleven dash zero two dash twenty five) for services located at 24,317 (twenty four thousand three hundred and seventeen) Boulevard Bellas Artes, of Ejido Chilpancingo, in the Municipality of Tijuana, Baja California, executed with the Federal Electricity Commission. Regarding the above “THE SELLER” represents and agrees to conduct all necessary and conducive actions with and before the Federal Electricity Commission, for the transfer of the above rights, and the holding of any other agreement or subscription of any other document, and the ratification of the assignment of rights agreement described above, which have as their purpose, the assignment of the demand contracted in favor of “THE BUYER”. --------------------------------------------------
--- SEVENTH.- PROCEDURES.- The parties agree that the formalities relating to the filing of any notice, the payment of local tax on real estate acquisition and registration of this deed in the Public Registry of Property of Tijuana, Baja California, will be performed by the undersigned notary, once furnished for said purpose. ------------------------------------------------------------------
--- EIGHTH.- COMPLETE AGREEMENT.- The parties agree and acknowledge to all relevant legal purposes, that this agreement constitutes the full and final agreement between the parties regarding the sale of the Property subject matter of this public instrument. -------------------------
--- TENTH.- JURISDICTION.- For the solution of any disputes arising from the interpretation and enforcement of this deed, the parties irrevocably submit to the courts of general jurisdiction of the State of Baja California and waive any other jurisdiction which by reason of their present or future addresses, may be applicable. ------------------------------------------------------------------
------------------------------------- L E G A L S T A T U S ----------------------- ----------------------

---Those who's matter is concerned proved to me their capacity to grant this, and if applicable, the legal existence of their principals with:-----------------------------------------------------------------
--- I.- CP MONTERREY, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, sociedad de responsabilidad limitada de capital variable.-----------------------
--- A).- INCORPORATION.- Public deed number one thousand six hundred and eighteen, dated August thirty, two thousand four, of the protocol of the Notary Public number twenty-six of the city of Monterrey, Nuevo Leon, led by Gustavo Escamilla Flowers, which was recorded in the Public Registry of Property and Commerce of this city, September third of two thousand and four, under folio 90225*1 (nine zero two two five star one) by which a Company was formed under the name of CP MONTERREY, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, residing in the city of San Pedro Garza Garcia, Nuevo Leon, duration of ninety-nine years, a capital of $3,000.00 (three thousand) Pesos National Currency and with foreigners admission clause.----------------------------------------------------------------------------------

---- B).- REFORM.- Public deed number twelve thousand nine hundred ninety-two, dated November twenty seven, two thousand seven, of the protocol of the Public Notary number one hundred eleven of the city of Monterrey, Nuevo Leon, in charge of Jose Javier Leal Gonzalez, which was recorded in the Public Registry of Property and Commerce of that city, on December twelve, two thousand seven, under folio 90225*1 (nine zero two two five star one) by which the Assembly of the company CP MONTERREY, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, held on November eight, two thousand seven, was formalized, in which a split was formalized and CP MONTERREY, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE was to remain as original Company and CP MONTERREY II, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE was to appear as divided. Of the Articles of Incorporation of the Company I hereby transcribe the following: “.... A RTI CLE FOUR.- CORP ORA TE P UR P OSE.- The purpose of the company includes the following activities: 1. - Buy, sell, manage, lease or loan, finance and generally perform all legal acts permitted by law regarding the management and disposition of real and personal property; 2.- Conduct all activities relating to the purchase, sale, management, leasing and operation of movable and immovable property; 3.- Recruit and provide all kinds of services including of an administrative nature for the administration of real estate located in national territory and abroad; 4.- To provide all services and support all kinds of commercial and industrial relations with individuals or companies to buy, process, develop, lease, sell, distribute, manufacture and assemble all types of goods or materials and parts, accessories and components; 5.- To provide administrative, technical and any other services advice not restricted by the regulations of the Law on Foreign Investment in support to subsidiaries or affiliates; 6.- Hire advertising services for itself or for its subsidiaries in Mexico;
7.- To establish, lease, operate and acquire all kinds of industrial plants, warehouses,

showrooms, commercial, office and any other property or facilities necessary to accomplish the purpose; 8.- Purchase, own, lease, buy, sell and market corporate assets, shares and other debt securities in Mexico or abroad; 9.- Purchase, own, lease, buy and sell all kinds of movable or immovable or personal property necessary to fulfill the corporate purpose, formally including trusts on immovable property and any operations permitted by law; 10.- Hiring employees, officers, directors, agents, brokers, agents, representatives, brokers of all types and distributions necessary to meet the purpose; 11.- Give or receive any kind of secured or unsecured financing, any lien, issue and negotiate all types of secured or unsecured financing, grant liens, issue and negotiate all types of secured or unsecured financing, any lien, issue and negotiate all types of credit, including the granting of their own granites and guarantees to third parties; 12.- Establish administrative offices, agencies and branches in Mexico and abroad; 13.- To obtain, acquire and hold all kinds of patents and trademarks and other rights of intellectual property in Mexico and abroad; 14.- Receive and provide all sorts of powers, delegate them to employees and executives as well as revoke them at any time, 15.- Represent or be an agent of all types of commercial or industrial, domestic or foreign Companies and intervene in the sale and marketing of their products and services; and 16.- In general terms, carry out and execute all kinds of legal acts and civil, commercial, administrative and other contracts of any nature related to the purpose of the Company....... A R TI CL E ELEVEN TH .- A DM IN ISTR A TION OF TH E COM P A N Y .- The administration of the Company will be the responsibility of a sole Manager or a Board of Managers ......

The Sole Manager or the Board of Managers of the company shall have the following powers and authority to represent the company.- A . GEN ER A L P OW ER OF A TTOR N EY FOR A DM I N I STR A TI ON A CTS. With all kinds of general faculties and powers and special powers that under the law require a special clause in the terms of the second paragraph of Article 2554 two thousand five hundred fifty-four of the Federal Civil Code and its correlative of the Civil Codes of the other states and the of the Federal Civil Code, including those that require the issuance of all kinds of public and private instruments, whether civil, commercial, administrative and any other form of statements and disclaimers, in accordance with the Law, execute and sign all kinds of tax returns, including Social Security, and the authorities of the Institute of the National Housing Fund for Workers (INFONAVIT) and those that correspond to federal and state taxes or otherwise, including payroll taxes,. They will also have all the powers necessary to execute all types of contracts, including, but not limited to leases, labor and services as well as sufficient authority for the collection of any fee, resulting from the same in favor of the grantor. The powers include those necessary to carry out any type of application, and petitions to any authority of any kind, whether federal, state and/or municipal, including requests for return or compensation of all taxes including the value added tax and the receipt of checks or any other document under which it receives a refund of any tax in favor of the grantor.- E.- GEN ERA L P OW ER OF A TTORN EY FOR L A W SUI TS A N D COLLECTI ON S .- . With all kinds of general faculties and powers and special powers that under the law require a special clause in the terms of the second paragraph of Article 2554 two thousand five hundred fifty-four of the Federal Civil Code and its correlative of the Civil Codes of the other states and the of the Federal Civil Code, to exercise the powers referred to before all types of people and judicial and administrative authorities, whether civil, criminal, labor authorities, local and federal, in particular to desist from actions, engage in joint referees and answer questions, challenge judges, accept transfers of property, receive payments and provide receipts and cancellations, pursue civil, commercial, fiscal, administrative and any other civil or criminal action, including filing and/or withdrawal of amparo on behalf of the Company and withdraw from them, do all kinds of reports, complaints, allegations or claims of any kind, represent the company in any criminal proceeding, constitute aid prosecutors, grant pardons to those accused when appropriate, provide evidence in criminal proceedings as provided by Article Nine of the Civil Code of Criminal Procedure for the Federal District and the corresponding articles of the Criminal Codes of the States of the Mexican Republic and the Federal Code of Criminal Procedures.- C).- SEP ECI A L P OW ER OF A TTOR N EY FOR LA B OR
M A TTER S.-

They will have the representation capacity of the employer in accordance with and for the purposes of Articles 11 eleven, 46 forty-six, 47 forty-seven, 134 one hundred thirty-four, Section III third, 523 five hundred twenty-three, 692 six hundred ninety-two, Fraction I, II, and III, first, second and third, 786 seven hundred eighty-six, 878 eight hundred seventy-eight, 880 eight hundred and eighty, 883 eight hundred eighty-three, 884 eight hundred eighty-four of the Federal Labor Law, the power granted and the employer's representation that is conferred, shall be exercised in accordance with the following powers that are listed and not limited to, being able to act on or before unions with which there are collective bargaining agreements entered into, on or before the workers personally and generally considered for all labor-management issues and to be brought before any of the authorities of Labour and Social Services referred to in Article 523 five hundred and twenty three of the Federal Labor Law, will also appear before the Conciliation Boards and the Boards of Conciliation and Arbitration whether local or federal law, therefore, will take the employer's representation for purposes of Articles 11 eleven, 46 forty-six, 47 forty-seven of the Federal Labor Law as well as the legal representation of the Company for the purpose of proving the personality and ability in legal procedures or outside them, in terms of Article 692 six hundred ninety-two fractions II second and III third of the Federal Labor Law; may appear to answer the confessional evidence in the terms of Articles 787 hundred eighty-seven and 788 seven hundred eighty-eight of federal labor law, with authority to submit and answer questions and present evidences in all its parts; may provide a legal address to receive notices under the terms of Article 876 eight hundred seventy six of the Federal Labor Law; may appear as the employer, with all legal liability, and sufficient enough for hearings referred to in Article 873 eight hundred seventy-three of federal labor law in its three phases, of conciliation, demand and exceptions of offer and admission of evidence under the terms of Articles 875 eight hundred seventy-five, 876 eight hundred seventy-six sections I first and IV fourth, 877 eight hundred seventy-seven, 878 eight hundred seventy-eight, 879 eight hundred and seventy and 880 eight hundred and eighty nine of the Federal Labor Law, may also attend the evidentiary hearing on the terms of Articles 883 eight hundred eighty-three and 884 eight hundred eighty-four of federal labor law, may make arrangements conciliatory, transact, take all kinds of decisions, negotiating and signing collective labor agreements, and may also, individual and collective contracts and rescind or terminate them.- D.- P OW ER S EX CH A NGE A ND B A NK I NG P OW ER S OF A TTOR NEY .- (i) General Power for acts of exchange and debt, to sign, endorse, guarantee and generally negotiate all kinds of credits, under the terms of Article 9 nine and 85 eighty-five of the General Law of Negotiable Instruments and Credit Operations; and (ii) General power to conduct banking on behalf of Company in regards to all types of banking procedures, open, manage and remove all types of banking transactions, including the power to instruct the credit institutions authorized to carry on deposits, withdrawals or endorsements in all types of bank accounts.- E.- GEN ER A L P OW ER S OF A TTOR N EY FOR OW N ER SH I P A CTS.- With all kinds of general powers and special powers under the terms of the third paragraph of Article 2554 two thousand five hundred fifty-four the Federal Civil Code, and its correlative in other civil codes of the federal States and the Federal Civil Code. The attorneys so designated shall have all powers necessary to enter into any contract, instrument or document, whether public or private, for the incorporation and granting of any kind of collateral and/or disposal of any real or personal property of the company (present or future), including, without limitation, executing any public document related to the construction and provision of any kind of collateral and/or transfer of ownership of any real or personal property of the company (present or future), whether to guarantee its own obligations or of others or for any other purpose, as well as any kind of request, notice, statement or document related to the aforementioned ......... A R TI CLE TW EN TY FOU R .- S H A R EH OLDER S M EETI N G.- The general shareholders meeting legally installed is the supreme organ of the company......”

----------------------------------------------------
----- C).- POWER OF ATTORNEY.- Public Deed number sixteen thousand one hundred fifty- one, dated on April twenty two, two thousand and nine, granted before the Notarial Attestation of Public Notary number one hundred and eleven of the city of Monterrey, Nuevo Leon, by Mister Jose Javier Leal Gonzalez, same that was recorded in the Public Registry of Property and Commerce of said city, on the twentieth day of May, two thousand and nine, under commercial item 90225*1 (nine cero two two five star one). Through which was formalized the shareholders assembly meeting minutes of the corporation CP MONTERREY, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE that took place on January twenty-eighth of two thousand and nine, by which a General Power of attorney, among other, was granted in favor of Luis Atanasio Sandoval Reyes. Of such minute I hereby transcribe the following:”…. 2.- The following powers of attorney are granted in favor of …… L UI S ATAN ASI O SAN DOVAL R EY ES …… whom will make use of them jointly or severalty with the following powers: A.- GEN ERA L P OW ERS OF A TTORN EY FOR OW N ERSH I P A CTS.- With all kinds of general powers and special powers under the terms of the third paragraph of Article
2554 two thousand five hundred fifty-four the Federal Civil Code, and its correlative in other civil codes of the federal States and the Federal Civil Code. The attorneys so designated shall have all powers necessary to enter into any contract, instrument or document, whether public or private, for the incorporation and granting of any kind of collateral and/or disposal of any real or personal property of the company (present or future), including, without limitation, executing any public document related to the construction and provision of any kind of collateral and/or transfer of ownership of any real or personal property of the company (present or future), whether to guarantee its own obligations or of others or for any other purpose, as well as any kind of request, notice, statement or document related to the aforementioned ……”
----- II.- PLAMEX, SOCIEDAD ANONIMA DE CAPITAL VARIABLE. -----------------------------

----- a).- INCORPORATION.- Through public deed number three thousand one hundred and twenty-three, dated February first, nineteen seventy two, granted before the Notarial Attestation of Attorney EDUARDO ILLADES VILLAFAÑA, who was then Public Notary number six of this city, and which first testimony was recorded in the Public Registry of Property and thousand six thousand six hundred and seven, Volume fifty-seven of the Commercial book, through which “PLAMEX” SOCIEDAD ANONIMA was incorporated, with a life term of fifty years, and address in the City of Tijuana Baja California, with a clause of admissibility of foreigners, from the aforementioned public deed I transcribe the following: “…ELEVENTH.- A board of Directors or a Sole Administrator will be in charge of the management of the company, if so agreed in the Shareholders Assembly at the moment of the election.- The sole administrator or the Board of Directors can be or not, shareholders… ----TWENTY-FIRST.- The sole administrator, in its case, will have the faculties that the shareholders general assembly expressly appoints to him….. TWENTY-SEVENTH.- The shareholders general assembly is the supreme organ of the company……TWENTY-EIGHTH.- The assemblies may be ordinary or extraordinary and will take place in the social address…… THIRTY-THIRD.- The shareholders may be represented in the assemblies through agents, whether or not from the company, being enough that such allocation is granted through a proxy letter” ………………………..-------------------

----- b).- MODIFICATION.- First testimony of the Public Deed number thirty-four thousand eight hundred and three, volume eight hundred and sixty three dated January twenty-nine of nineteen ninety-six, granted before the Notarial Attestation of the undersigned one Public Notary, recorded in the Public Registry of Property and Commerce of this city, the ninetieth day of February of nineteen ninety-six under item 5058752 five cero five eight seven five two) of commercial section containing the formalization of the General Shareholders Meeting, of the company “PLAMEX” SOCIEDAD ANONIMA, which was executed on November twenty-nine, of nineteen ninety-five, and from the aforementioned public deed I transcribe the following: “……CLAUSES…… SECOND.- The attorney HECTOR TORRES LOPEZ, as special delegate of the Assembly hereby formalizes the transformation of the COMPANY to a SOCIEDAD ANONIMA DE CAPITAL VARIABLE, in accordance with the amendments that were approved and, as consequence, it is hereby formalized the amendments to clause FIRST and FIFTH of the bylaws, in order to remain hereinafter as follows: FIRST.- The company will be named PLAMEX and this name, when used, will be followed by the words SOCUDAD ANONIMA DE CAPITAL VARIABLE or by its abbreviation S.A. de C.V., FIFTH.- The capital stock will be variable. The minimum fixed capital will be the sum of N$625.00 (six hundred and twenty-five new pesos), National Currency, and the variable capital will be unlimited, the fixed capital will be represented by one hundred (100) nominative shares with a value of N$6.25 (six new pesos twenty-five cents) National Currency, each one, will be identified as “Shares of Fixed capital”, The variable capital will be also represented by shares will be identified as “Shares of variable capital”……”
----- C).- REFORM.- Public deed number eighty one thousand five hundred sixteen, dated June seven of two thousand and twelve, volume three thousand six hundred fifty-nine, granted before the Notarial Attestation of this Public Notary, same that lacks of a registry number, due to the fact that was recently granted, through which was formalized the shareholders meeting minute of the company PLAMEX SOCIEDAD ANONIMA DE CAPITAL VARIABLE on May

Clause of the by-laws of the company and the granting of a General Power of Attorney in favor of Alejandro Fernando Bustamante Gutierrez. From the aforementioned public deed I hereby transcribe the following: “……S E CON D .- The appearing party formalizes the modification of Clause Second of the company's by-laws in order to remain as follows: SECON D. P UR P OSE. The purpose of the company is: a) Maquilar, manufacture, fabric, confection, design and make, either directly or indirectly all kinds of articles, products and electronics components, including but not limited to parts and headphones components or any other product related to communications. b) The purchase, sale, exportation, storage, design, distribution and commercialization of all kinds of products including the mentioned in the previous section. c) Provide services of all nature and which relate with the products that were mentioned in the previous section. d) Hire employees, managers, corporate officers and directors, agents, commission agents, professionals, representatives, intermediaries of all kind and the necessary distributors to comply with the corporate purpose. e) To grant or lease, acquire, possess, permute, grant security and transmit the property or possession of all kinds of movable and immovable goods, and also real or personal rights over them, that result necessary or convenient for the corporate purpose or for the operation of the civil or commercial companies, associations or institutions on which the company has an interest or participation, in accordance with the laws that norm this matter, including the formalization of trust over immovable property, participating as trustee with respect to all the goods affected by the trust. f) Grant all kinds of securities and guarantee of title credits on its own or on behalf of companies, associations and institutions in which the company has interest or participation, as well as for any obligation or credit titles in charge of the companies or persons with whom the company has a business relationship with, and receives such securities. g) Obtain all kind of loans or credits with or without specific guarantee and grant loans to commercial or civil entities, companies or institutions with which the company maintain business relationship. h) Establish administrative offices, agencies and branches in Mexico and abroad. i) Obtain, acquire, possess and grant licenses over all kinds of patents and trademarks, franchises, author rights, invention certificates, commercial names and other kinds of industrial and intellectual property in Mexico and abroad. j) Receive, use the powers of attorney granted to the company or to whom this company provide services and delegate to the corporate officers, directors and employees of the company such powers. k) Issue and subscribe all kinds of credit titles, accept them or endorse them, including obligations with or without a real or mortgage security. l) Acquire or transfer shares or social parts in other companies, whether national or foreign. m) In general terms, to carry out or execute all kinds of legal acts, civil, commercial or administrative agreements and of any other nature related with the corporate purpose.- TH I RD.- The appearing party formalizes the granting of a P ow er of A tt orn ey to Mister A LEJ A N DR O FER N A N DO B USTA M A N TE GUTI ER R EZ, with all the following powers: G EN ER A L P OW ER OF A TTOR N EY FOR OW N ER SH I P A CTS, with all the general and special powers for those three paragraphs of article 2554 and article 2587 of the Federal Civil Code, and under the terms of the first two paragraphs of article 2428, and article 2461 of the Civil Code of the State of Baja California and the correlatives for those States of the Republic in which the Power is exercised.- This power of attorney will be limited in a manner that the agent may carry out and execute all actions, documents, agreements or any other that is required to acquire immovable property in the city of Tijuana, Baja California, on behalf of the company during 2012 (two thousand and twelve) for up to the amount of $15,000,000.00 (fifteen million dollars Currency of the United States of America)……” -------------------------------------------------
----- The appearing parties hereby declare under oath of telling the truth, that their principal has sufficient legal capacity, and their faculties have not been revoked, restrain or modified, and that the by-laws of their principals have not suffered from any other amendment different from the ones that are being contemplated in the previous section.-----------------------------------
--------------------------------- N O T A R I A L A T T E S TA T I O N -------------------------

----- I hereby Certify and attest to the following: ---------------------------------------------------------

----- a).- Of the veracity of the act.- ----------------------------------------------------------------------

----- b).- That the appearing parties identify themselves to my satisfaction with the documents that were presented before me, of which a kept a copy and sent a copy to the appendix under letter “E”.- -----------------------------------------------------------------------------------------------------
----- c).- That I consider them to have legal capacity to execute this instrument, because I do not have knowledge of anything to the contrary.---------------------------------------------------------
----- d).- That under oath of telling the truth, and based on their general information, they declared being: ----------------------------------------------------------------------------------------------
----- LUIS ATANASIO SANDOVAL REYES, Mexican, married, attorney in law, that born in Guadalajara Jalisco on March twenty six, nineteen seventy four, with address in Calzada del Valle number one hundred and twenty Oriente, second floor, Colonia del Valle, San Pedro Garza Garcia, Nuevo Leon.--------------------------------------------------------------------------------------------
----- ALEJANDRO FERNANDO BUSTAMANTE GUTIERREZ, Mexican, married, Global Vice President Operations, born in this city, where he was born on September nine, nineteen sixty five, and with address in Avenida Fresno number five thousand two hundred and fifty seven, Fraccionamiento Jardines de Chapultepec of this City. ---------------------------------------------------
----- e).- The related documents, insertions and the ones that were submitted to the appendix by copy, match with the originals and authorized copies of them, which I had on my sight and which were compared with their originals.----------------------------------------------------------------

----- Once this instrument was read to the appearing parties, I explain to them the legal effects of it, and they agreed with the same and proceed to ratify and signed in my presence, on June twelve, two thousand and twelve.- I ATTEST.- ---------------------------------------------------------
------ LUIS ANASTASIO SANDOVAL REYES (SIGNED), ALEJANDRO FERNANDO BUSTAMANTE GUTIERREZ (SIGNED); BEFORE ME; THE SIGNATURE OF THE NOTARY

AND THE STAMP OF AUTHORIZATION. ---------------------------------------------------

----- IN TIJUANA, BAJA CALIFORNIA, ON JULY TWENTY FOUR, TWO THOUSAND TWELVE, HAVING COMPLIED WITH THE LEGAL REQUIREMENTS, I HEREBY IN A DEFINITIVE MATTER AUTHORIZE THE AFFOREMENTIONED PUBLID DEED. I ATTEST. THE SIGNATURE OF THE NOTARY AND THE STAMP OF AUTHORIZATION. ---------------------------------------------------
------------------------------------------ COMPLEMENTARY NOTES ----------------------------------------

----- PREVENTIVE NOTICE.- FIRST NOTE, ON JUNE THIRTEEN, TWO THOUSAND AND TWELVE, A PREVENTIVE NOTICE OF THIS PUBLIC DEED WAS FILED BEFORE THE PUBLIC REGISTRY OF PROPERTY AND COMMERCE, WHICH I ATTACH TO THE APPENDIX HERETO, MARKED WITH THE LETTER “F”. ATTEST. A SIGNATURE. --------------------------------------------
-----ISAI. SECOND NOTE, ON JULY TWENTY FOUR, TWO THOUSAND AND TWELVE, THE DECLARATION OF PAYMENT OF THE OF ACQUISITION OF PROPERTY TAX REGARDING THIS TRANSACTION, WAS FILED BEFORE THE MUNICIPAL GOVERNMENT. I ATTACH A COPY OF THE SAME TO THE APPENDIX HERETO, UNDER THE LETTER “G”. ATTEST. A SIGNATURE. -----
-----THIS IS THE FIRST TESTIMONY THAT I ISSUE FOR USE BY THE BUYER, IT GOES ON FORTY FIVE USEFUL PAGES, PROPERLY COMPARED, CORRECTED AND AUTHORIZED WITH THE SIGNATURE OF THE NOTARY AND THE STAMP OF AUTHORIZATION, OF WHICH EIGHT OF THEM CORRESPOND TO WHAT IS WRITTEN IN THE PROTOCOL, AND THIRTY SEVEN TO THE DOCUMENTS SENT TO THE APPENDIX, INCLUDING THE FIRST PAGE.-------------------------------------------
-----TIJUANA, BAJA CALIFORNIA ON JULY TWENTY FOUR, TWO THOUSAND

TWELVE.- I ATTEST. -----------------------------------------------------------------------

(UNREADBALE SIGNATURE) RICARDO DEL MONTE NUÑEZ, ESQ. NOTARY PUBLIC NUMBER EIGHT
OFFICIAL SEAL OF THE NOTARY PUBLIC NUMBER EIGHT

Docum en t cover of t he dock et of th e A pp end ix of
P ublic I ns trum ent N um ber 8 15 52	Volum e N um b er 3 66 1
A	TAX CERTIFICATE	2
B	REGISTRATION CERTIFICATE	3
C	DRAWINGS	2
D	APPRAISALS	24
E	IDENTIFICATIONS	2
F	PREVENTIVE	1
G	ISAI	2

(OFFICIAL SEAL OF THE H. CONSTITUTIONAL MUNICIPALITY OF TIJUANA, B.C.)

H. CONSTITUTIONAL MUNICIPALITY OF TIJUANA, B.C.
AGENCY: MUNICIPAL TREASURY
SECTION: MUNICIPAL REVENUE COLLECTION
OFFICIAL LETTER NUMBER: 2009214302
FILE: CERTIFICATE OF LIEN RELEASE
SUBJECT: PROPERTY TAX

Cadastral Number: ID040011
Owner: CP MONTERREY S. DE R.L. DE C.V. Neighborhood: CIUDAD INDUSTRIAL

The Municipal Treasury, based on Article 4 of the Municipal Finance Act of the State of Baja California, and Article 52 section X of the Rules of Public Administration of the Municipality of Tijuana, Baja California, certifies that under the key: ID040011, a property with the following information, is registered to the name of: CP MONTERREY, S. DE R.L. DE C.V.:

Area: 51212 mts2
Type of property: URBAN. COMMERCIAL SPACE GREATER THAN 1000 M2. Rate: 3.30
Tax Value of the Land: $ 52,748,360.00    Const. Tax Value: $1,518,982.65    Cadastral Value: $54,267,342.6

Except for error or omission, it is free of any property tax liens covering up to the end of 2012.

(OFFICIAL STAMP OF THE ADMINISTRATION AND FINANCE SECRETARIAT)

APRIL 11 2012
DISPATCHED

MUNICIPAL TAX COLLECTOR

    _(UNREADABLE SIGNATURE)      LUIS JAVIER COVARRUBIAS HAYS, ESQ.

(OFFICIAL STAMP OF THE MUNICIPAL TREASURY DEPARTMENT)

Receipt: 82125 c    Dated: 16/04/2012    Receipt: 82125 c    Dated: 16/04/2012

Appears as free of liens before the Tijuana, B.C., Municipal Development Council

(Unreadable digital stamp and signature 2/2)
EXCEPT    FOR    ERROR    OR OMISSION, IT IS FREE OF LIENS

(unreadable signature)
(OFFICIAL SEAL OF THE STATE'S TAX COLLECTION AGENCY)
The Sub tax collector attached to the JUEBC certifies that except for error or omission, the described property is free of liens. (SEVERAL)
(Unreadable digital stamp and signature 2/2)

Alberto Lendo Blake, Esq.	_ MINISTRY OF PLANNING AND
FINANCE,    STATES    TAX
Alberto Lendo Blake, Esq.
COLLECTION    AGENCY    IN
TIJUANA,    B.C.,    MUNICIPAL DEVELOPMENT COUNCIL
TIJUANA
B.C.    STATE'S    DEVELOPMENT BOARD.

THE STATE COMMISSION OF PUBLIC SERVICES IN TIJUANA, on April 25, 2012.
At the time of analysis of the cadastral number and water account: 2340479 and Lot 17 (lots physically fused) has no payable tax credit, so that the agency reserves the right to charge any State contribution arising subsequent to this certification.
Note: This certificate does not relieve the owner or occupant of the land, of the payment of fees and contributions that arise in the future or omitted at the time of certification.
Assistant Tex Collector Assigned
(OFFICIAL SEAL OF THE STATE'S TAX COLLECTOR ASIGNED TO THE STATE COMMISSION OF PUBLIC
SERVICES IN TIJUANA)
THE GENERAL DIRECTOR

(SEAL OF DESPATCH OF THE STATE COMMISSION OF PUBLIC SERVICES OF TIJUANA
APRIL 25, 2012)

    _
(Unreadable signature)
SERGIO GOMEZLLANOS MURGUIA, ESQ.

Centenario
Ave.    Independencia    and    Paseo    del
Upon request of the interested party, this document is issued in Tijuana, B.C., on April 11, 2012.
Zona Urbana Rio 22320, Tijuana, B.C. Mexico
Note: This document is not valid without the seal and signature of the authorized officials, as well as due to any alteration or amendment.
Annex A

81552

(OFFICIAL SEAL OF THE H. CONSTITUTIONAL MUNICIPALITY OF TIJUANA, B.C.)

H. CONSTITUTIONAL MUNICIPALITY OF TIJUANA, B.C.
AGENCY: MUNICIPAL TREASURY
SECTION: MUNICIPAL REVENUE COLLECTION
OFFICIAL LETTER NUMBER: 2009214304
FILE: CERTIFICATE OF LIEN RELEASE
SUBJECT: PROPERTY TAX

Cadastral Number: ID040017
Owner: CP MONTERREY S. DE R.L. DE C.V.

Neighborhood: CIUDAD INDUSTRIAL

The Municipal Treasury, based on Article 4 of the Municipal Finance Act of the State of Baja California, and Article 52 section X of the Rules of Public Administration of the Municipality of Tijuana, Baja California, certifies that under the key: ID040017, a property with the following information, is registered to the name of: CP MONTERREY, S. DE R.L. DE C.V.:

Area: 22689.47 mts2
Type of property: URBAN. COMMERCIAL SPACE GREATER THAN 1000 M2. Rate: 3.30
Tax Value of the Land: $23,870,154.10    Const. Tax Value: $1,631,367.00    Cadastral Value: $25,001,521.1

Except for error or omission, it is free of any property tax liens covering up to the end of 2012.

(OFFICIAL STAMP OF THE ADMINISTRATION AND FINANCE SECRETARIAT)

APRIL 11 2012
DISPATCHED

MUNICIPAL TAX COLLECTOR

    _(UNREADABLE SIGNATURE)      LUIS JAVIER COVARRUBIAS HAYS, ESQ.

(OFFICIAL STAMP OF THE MUNICIPAL TREASURY DEPARTMENT)

Receipt: 82125 c    Dated: 16/04/2012    Receipt: 82125 c    Dated: 16/04/2012

Appears as free of liens before the Tijuana, B.C., Municipal Development Council

(Unreadable digital stamp and signature 2/2)
EXCEPT    FOR    ERROR    OR OMISSION, IT IS FREE OF LIENS

(unreadable signature)
(OFFICIAL SEAL OF THE STATE'S TAX COLLECTION AGENCY)
The Sub tax collector attached to the JUEBC certifies that except for error or omission, the described property is free of liens. (SEVERAL)
(Unreadable digital stamp and signature 2/2)
Alberto Lendo Blake, Esq.         _
MINISTRY OF PLANNING AND FINANCE,    STATE;S    TAX
Alberto Lendo Blake, Esq.
COLLECTION    AGENCY    IN
TIJUANA,    B.C.,    MUNICIPAL DEVELOPMENT COUNCIL
TIJUANA
B.C.    STATE'S    DEVELOPMENT BOARD.

THE STATE COMMISSION OF PUBLIC SERVICES IN TIJUANA, on April 18, 2012.
At the time of analysis of the cadastral number and water account: 2340479 and Lot 17 (lots physically fused) has no payable tax credit, so that the agency reserves the right to charge any State contribution arising subsequent to this certification.
Note: This certificate does not relieve the owner or occupant of the land, of the payment of fees and contributions that arise in the future or omitted at the time of certification.
Assistant Tex Collector Assigned
(OFFICIAL SEAL OF THE STATE'S TAX COLLECTOR ASIGNED TO THE STATE COMMISSION OF PUBLIC SERVICES IN TIJUANA)
THE GENERAL DIRECTOR

(SEAL OF DESPATCH OF THE STATE COMMISSION OF PUBLIC SERVICES OF TIJUANA
APRIL 19, 2012)

    _
(Unreadable signature)
SERGIO GOMEZLLANOS MURGUIA, ESQ.

Centenario

Ave.    Independencia    and    Paseo    del
Upon request of the interested party, this document is issued in Tijuana, B.C., on April 11, 2012.
Zona Urbana Rio 22320, Tijuana, B.C. Mexico
Note: This document is not valid without the seal and signature of the authorized officials, as well as due to any alteration or amendment.

(OFFICIAL SEAL OF THE STATE OF BAJA CALIFORNIA)

Baja California's Government
Public Registry of Property and Commerce in Tijuana
Registration certificate
(SEAL OF THE PUBLIC REGISTRY OF PROPERTY AND COMMERCE)

THE SUBREGISTER OF PROPERTY AND COMERCE IN TIJUANA, BAJA CALIFORNIA, LAURA IVETTE RIVERA LAZCANO, ESQ.

CERTIFIES

That having conducted research of one period of 5 years, in the existing files of the Public Registry of
Property and commerce, IT WAS found recorded

In favor of:
CP MONTERREY, S. DE R.L. DE C.V.

The property (ies) identified as:
RESULTING FRACTION OF THE SUBDIVISION OF PARCEL NO. 17-Z-1-P-1 CHILPANCINGO
WITH AN AREA OF 22,766.42 M2.

PARCEL 11-Z-1-P1 OF THE CHILPANCINGO TOWN, ZONE 1, WITH AREA OF 51,211.55 M2
AND THE FOLLOWING METES AND BOUNDS:

NORTH IN: 256.06 M WITH PARCEL 7.
EASTE IN: 200.00 M. WITH AFECTATION OF THE SAME PROPERTY THAT IS ALSO ADJACENT TO PARCEL 12.
SOUTH IN: 256.06 M. WITH PARCEL 17.
WEST IN A: STRAIGHT LINE OF 87.87 MTS. WITH PARCEL 16 AND 112.13 MTS WITH PARCEL
10.

Recorded under:
Item 5637811 CIVIL Section dated December 29, 2008.

Which reports the following notations:

PRE-PREVENTIVE NOTICE DATED JUNE 5, 2012, REGARDING THE REQUEST OF CERTIFICATE OF EXISTENCE OR INEXISTENCE OF LIENS WITH EFFECTS OF PRELIMINARY NOTICE, BY THE NOTARY PUBLIC NUMBER 8 OF THIS CITY, ON JUNE 5, 2012, IN WHICH STATES THAT BEFORE HIM A PURCHASE AND SALE AGREEMENT WILL BE HELD, IN WHICH THE FOLLOWING WILL PARTICIPATE:

AS SELLER: CP MONTERREY, S. DE R.L. DE C.V. AS BUYER: PLAMEX, S.A. DE C.V.

WHICH DOES NOT REPORT ANY LIENS.

This certification is issued having before me the Notation Report properly up to date, in TIJUANA, BAJA CALIFORNIA on JUNE 11, 2012.

THE SUBREGISTER OF PROPERTY AND COMERCE IN TIJUANA, BAJA CALIFORNIA

LAURA IVETTE RIVERA LAZCANO, ESQ.

Baja California's Government

(SEAL OF THE
(OFFICIAL SEAL OF THE STATE OF BAJA CALIFORNIA)
Public Registry of Property and Commerce in Tijuana
Registration certificate
PUBLIC
REGISTRY OF PROPERTY AND COMMERCE)

ADVANCED ELECTRONIC SIGNATURE:

(CONTENTS OF THE ADVANCED ELECTRONIC SIGNATURE) Authenticity Code: 1812636
To verify the Authenticity of this process, see: http://www.bajacalifornia.gob.mx/rppc

ANNEX B PUBLIC DEED 81552

LICENSE APPLICATION EFFECTS OF PRELIMINARY NOTICE

Tijuana, Baja California, June 04, 2012
503-12

(STAMP: STATE GOVERNMENT TIJUANA, B.C.
RECEIVED
JUNE 05,2012
RECEIVED
PUBLIC REISTRY OF PROPERTY AND COMERCE)

PUBLIC REGISTRAR OF PROPERTY AND COMMERCE P R E S E N T :

In order to carry out the deed that I have been requested by the interested parties, I hereby request under the terms of Article 2 of the Civil Code in force, the issuance of a certificate confirming the existence or nonexistence of liens, for properties listed, in regards to the transactions that are listed immediately:

OPERATIONS TO BE PERFORMED.

The Purchase Agreement, between the Companies CP MONTERREY, S. de R.L. de C.V., as "THE SELLER" and PLAMEX, S.A. de C.V., as "THE BUYER".

SPECIFIC OPERATION DATA.

Price of the operation $11'000,000.00 Dollars Currency of the United States of America.
PROPERTIES SUBJECT TO THIS OPERATION A) Parcel number 11-Z-1-P-1, of the Ejido Chilpancingo of this City.
B) Fraction “A” resulting from the subdivision of Parcel 17-Z-1-P-1, of the Ejido Chilpancingo of this City.

BACKGROUND RECORDINGS

PROPERTY BACKGROUND: Item 5637811 of the Civil Section, dated December 29, 2008.

SINCERELY, (UNREADABLE SIGNATURE)
(OFFICIAL STAMP OF THE NOTARY PUBLIC) RICARDO DEL MONTE NUÑEZ, ESQ. NOTARY PUBLIC
NUMBER EIGHT

Date: May 31, 2012-07-25
PROPERTY BEING APPRAISED    BUILT URBAN LOT (industrial plant and supporting areas)

(picture)

VIEW OF THE PROPERTY (SIDE FACADE) WITH CADASTRAL NUMBER ID 040-011, FROM THE MANOUVERS PATIO, FROM NORTH TO SOUTH.

(The seal of the administration and Finance Secretary of the City of Tijuana, B.C. June 01, 2012
RECEIVED Municipal Treasury Department)

VIEW OF THE NEIGHBORHOOD FROM SOUTH TO NORTH FROM STREET CHILPANCINGO CORNER WITH BLVD. BELLAS ARTES.

CADASTRAL NUMBER: ID 040 011. LOCATION OF THE PROPERTY: LOT 11    BLOCK 040
SOR JUANA INES DE LA CRUZ STREE No. 20305, CIUDAD INDUSTRIAL, DISTRICT EL CENTENARIO, TIJUANA, B.C.

(UNREADABLE SIGNATURE)

ANNEX D
PUBLIC DEED 81552

A.- Background.-

APPLICANT'S APPRAISAL:	APPRAISER:
CP MONTERREY, S. DE R.L. DE C.V.	MELCHOR LEMUS CENDEJAS, Architect

DATE OF THE APPRAISAL:    FISCAL REGISTRY FOR APPRAISING:
MAY 31, 2012    PVF/0103. FEDERAL LICENSE 5164476
STATE LICENSE    16537-02/07
PROPERTY BEING APPRAISED:    PROPERTY REGIME:
BUILT INDUSTRIAL URBAN LOT    PRIVATE

OWNER OF THE PROPERTY:    PURPOSE OF APPRAISAL:

CP MONTERREY, S. DE R.L. DE C. DE C.V.    KNOW THE CURRENT COMERCIAL VALUE
OF THE PROPERTY.

LOCATION OF THE PROPERTY:    PURPOSE OR DESTINY OF THE APPRAISAL:
LOT 11 BLOCK 040    FOR A TRANSFER OF PROPERTY RIGHTS
SOR JUANA INES DE LA CRUZ STREE No.
20305, CIUDAD INDUSTRIAL, DISTRICT EL CENTENARIO, TIJUANA, B.C.

PROPERTY ACCOUNT NUMBER: CADASTRAL KEY: ID 040 011
ZONE: 4086
(The seal of the administration and Finance Secretary of the City of Tijuana, B.C. June 01, 2012
RECEIVED
Municipal Treasury
Department)

II.- Urban Features.-

CLASSIFICATION OF THE AREA:	AUTHORIZED LAND USE:
INDUSTRIAL - RESIDENTIAL.	INDUSTRIAL
DOMINANT TYPE OF CONSTRUCTION:	SATURATION INDEX IN THE AREA:
WAREHOUSESANDMODERNTYPE HOMES OF ONE AND TWO LEVELS.	95%
POPULATION:	SOCIO-ECONOMIC STRATUM:
FLOATING-NORMAL.	MIDDLE
ENVIRONMENTAL POLLUTION:	LAND USE:
NONE OBSERVED.	INDUSTRIAL-HOUSING

ACCESS ROADS AND THEIR IMPORTANCE:
BLVD BELLAS ARTES, AS MAIN ROAD AND CHILPANCINGO STREET AS SECONDARY
ROAD, MEDIUM TRAFFIC FLOW.

UTILITIES AND URBAN EQUIPMENT:
WATER SUPPLY SYSTEMS WITH OUTLET AT HOME.
DRAINAGE AND SEWERAGE SYSTEMS.
ELECTRIFICATION AERIAL SYSTEMS ON CONCRETE POSTS.
STREET LIGHTING WITH MERCURY VAPOR LAMPS IN CONCRETE POSTS. AEREAL TELEPHONE SYSTEMS OVER WOOD POSTS.
HYDRAULIC FLOORS IN PRIMARY AND SECONDARY STREETS. PRIVATE SOLID WASTE COLLECTION SERVICE.

III.- Land.-
SECTION    OF    THE    STREET,    TRANSVERSAL    STREETS    BORDERING    AND DIRECTION:
PROPERTY THAT IS LOCATED IN THE SIDEWALK THAT HEADS SOUTH OF BELLAS
ARTES BOULEVARD.
BOUNDARIES:    According to the demarcation, provided by the applicant.
Regarding    LOT 11
NORTH: IN: 256.06 METERS WITH LOT 7 OF THE SAME BLOCK
SOUTH:    IN: 256.06 METERS WITH LOT 17 OF THE SAME BLOCK
EAST:    IN: 200.00 METERS WITH STREET CHILPANCINGO
WEST:    IN: In two sections: 89.23+87.87 MTS WITH LOT 16 AND LOT 10
OF THE SAME BLOCK

(The seal of the administration and Finance Secretary of the City of Tijuana, B.C. June 01, 2012
RECEIVED Municipal Treasury Department)

(picture)

TOTAL    SURFACE    AREA    OF    THE PROPERTY:
51212.000 M2
TOPOGRAPHY AND CONFIGURATION:        FLAT TERRAIN OF REGULAR SHAPE PANORAMIC FEATURES:    EASEMENT AND/OR RESTRICTIONS: NONE RELEVANT    TO THE NAKED EYE NONE
PERMITTED CONSTRUCTION INTENSITY :    PERMITTED HOUSING DENSITY COS=0.60, CUS=1.40    medium homely 220HAB./HA ADDITIONAL CONSIDERATIONS:

IV.- GENERAL DESCRIPTION OF THE PROPERTY.
CURRENT USE: 1.- BUILT URBAN PROPERTY WITH INDUSTRIAL BUILDING BASED ON PERIMETER BLOCK WALLS, STEEL STRUCTURE AND LAMINATED COVER ON POLIN MONTEN WITH AND INTERNAL AREA FOR OFFICES WITH ONE AND TWO LEVELS.

CONSTRUCTION TYPE: A-36 Metallic Structure, Perimeter Walls Of Block And Concrete.
NUMBER OF LEVELS: ONE AND TWO
CONDITION STATUS: GOOD
QUALITY AND CLASSIFICATION
OF THE CONSTRUCTION: GOOD
APPROXIMATE AGE OF THE BUILDING: 18 YEARS REMAINING USEFUL LIFE: 42 YEARS UNITS SUSCEPTIBLE TO BE RENTED: ONE
PROJECT QUALITY: APPROPRIATE TO ITS AGE

V.- CONSTRUCTION ELEMENTS.
A) RAW OR UNFINISHED STRUCTURE:
FOUNDATIONS: APPARENTLY OF CONCRETE
STRUCTURE:    METALLIC RIGID FRAMES OF STEEL STRUCTURE
WALLS:    BLOCKS OF CEMENT AND PERIMETER CONCRETE.
ROOFS:    METALLIC LAMINATED ON POLIN MOTEN FENCE: BLOCKS AND SMITHY
ROOFTOPS:    NONE    (UNREADABLE SIGNATURE)

B) COVERINGS AND INTERIOR FINISHES:	CEILING ROSE:REMOVABLE IN SOME AREAS AND OFFICES
PLANED:CEMENT MORTAR	PAINTING:INTERIOR OF GOOD QUALITY
TRIMMINGS:ONLY IN RESTROOMS	LADDERS:METALLIC
SPECIAL COVERINGS:EPOXY IN FLOORS
C) CARPENTRY:
DOORS:INNER DRUM DOORS
WARDROBE:DOES NOT HAVE ONE	KITHEN:DOES NOT HAVE ONE
D) HYDRAULIC AND SANITARY FACILITIES:	F)DOORS AND METALIC WINDOWS: IN PLATFORMS
G) GLASSWARE:¼” WITH ALUMINUM MANGUETE	H) LOCKSMITHING:OF GOOD QUALITY
H) FAÇADE:FLAT STRAIGHT LINES	K) COMPLEMENTARY WORKS: FIRE
J) SPECIAL INSTALLATIONS: DOES NOT HAVE ONE	SUPPRESSION SYSTEM, SPRINKLERS

VI.- Considerations Taken Prior To Appraisal
THE VALUES OF SIMILAR PROPERTIES IN THE AREA WERE INVESTIGATED, EITHER THROUGH DIRECT INVESTIGATION, OR ASKING PERSON WHO BY MEANS OF THEIR ACTIVITIES KNEW THE OPEN MARKET OF REAL ESTATE PROPERTIES OF THOSE SUCH KIND OF PROPERTIES.

TECHNICAL CRITERIA AND THE APPLIED PROCEDURE:

THE DEVELOPMENT OF THE APPRAISAL HEREOF REQUIRED THE FOLLOWING CONSIDERATIONS:

A) THE APPRAISAL WAS CARRIED OUT OMITTING THE LEGAL SITUATION OF THE PROPERTY AND THE POSSIBLE LIENS OF THE SAME.

MARKET ANALYSIS ON VACANT LOTS
TYPE	AREA M2	VALUE TOTAL M.N	VALUE PER M2	LOCATION	VALUEFOR HOMOLOGATION

A) of the property: Type or predominant	variable	Street values	$ 1.299,80 M.N.
SECTION	AREA IN M2	UNITARY VALUE	COEF.	MOTIVE COEF.	PARTIAL VALUE	INDIVISO %	VALUE OF THE PROPERTY
SOLE	51,212.00	$1,152.73	1.00	NONE	$59,033,765.37	11	$59,033,765.37
TOTAL.	51212.00SUBTOTAL(1):	$59,033,765.37
INDUSTRIAL VACANT LOT	6,282.64	$8'355,960.00	$1,330.00	BELLAS ARTES BOULEVARD, CIUDAD INDUSTRIAL	$1,330.00
INDUSTRIAL VACANT LOT	5,210.85	$6'930,430.00	$1,330.00	BELLASARTES BOULEVARD,CIUDAD INDUSTRIAL	$1,330.00
INDUSTRIAL VACANT LOT	4,878.27	$7'122,274.00	$1,460.00	BELLASARTES BOULEVARD,CIUDAD INDUSTRIAL	$ 1,.460.00
FACTOR OF AREA RLMrelation with the type of lotRLm10.50
Slo    Area of the lot that is being valued    Slo    51212.00
Rlm0Slo/Slm    Slm    Area of the type of lot    SLm    4878.27

TABLE OF VALUES FOR TYPE OF LOT
Rlm    Fsu

(The seal of the administration and Finance Secretary of the City of Tijuana, B.C.
Up to 2.00
From 2.10 to 3.00
From 3.01 to 4.00
From 4.01 to 5.00
From 5.01 to 6.00
From 6.01 to 7.00
From 7.01 to 8.00
From 8.01 to 9.00
From 9.01 to 10.00
From 10.01 to 11.00
1.00
0.98
0.96
0.94
0.92
0.90
0.88
0.86
0.84
0.82
June 01, 2012
RECEIVED Municipal Treasury Department)

PRICE M2	FACTORS OF HOMOLOGATION				Fre	HOMOLOGATED VALUE
	USE	LOCATION	AREA	FORM
$1.330,00	1.00	1.00	0.96	1.00	0.86	$1,143.80
$1.330,00	1.00	1.00	0.96	1.00	0.84	$1,117.20
$1.460,00	1.00	1.00	0.96	1.00	0.82	$1,197.20

Subtotal(1):    $1,152.73    M.NAL.

(UNREADABLE SIGNATURE)

VII.- Direct or physical value.-
MEASURED UNITARY VALUE OF (1):    $59,033,765.37    M.N. B) OF THE BUILDINGS:

TYPEAREAUNITARYAGERESULTINGPARTIALINDIVISOVALE OF THE IN M2VALUE FACTORVALUE% BUILDINGS

I14250.37$2,500.0018.000.70$24,938,147.501.0000$ 24,938,147.50
II233.69$3,500.0018.000.70$ 572,540.501.0000$572,540.50

TOTAL:9794,89SUBTOTAL(2
):
$ 25,510,688.00

C) SPECIAL INSTALLATIONS ACCESSORY ELEMENTS AND COMPLEMENTARY WORKS:

CONCEPTQUANTITY	UNITARY	AGE	RESULTING	PARTIAL	INDIVISO	VALUE OF THE
M.L.	VALUE		FACTOR	VALUE	%	BUILDINGS

SMITHY200.00$ 2,000.0018.000.70$ 1.400,00$280,000.00
STALL0.00-0.000.70$ 2.100,00$-
00.00-0.000.0$$-
SUBTOTAL(3):$280,000.00 DIRECT OR PHYSICAL VALUE (1) + (2) + (3) =$84,824,453.37

VIII.- COMPARING MARKET VALUE.-

NOTES TO BE CONSIDERED WHEN APPLYING THE PROCEDURE OF COMPARING MARKET VALUE:
FROM THE ANALYSIS OF THE VALUES OF THE COMPARED ELEMENTS THAT WERE OBTAINED, IT IS CONCLUDED THAT THE SELECTED AMOUNT, IS THE ADEQUATE TO CONSIDER FOR THIS STUDY. THEREFORE AND TAKING IN CONSIDERATION THE CURRENT CONDITIONS OF THE REAL ESTATE MARKET AND THE
CONSERVATION STATUS OF THE PROPERTY, THE DETERMINED FACTOR IS: 1.00

IX.- Value for capitalizing rents.-

Lowest rent:	$40.00	/M2	HABITABLE AREA:
Highest rent:	$4.00	/M2
Average rent:	$40.67	/M2
A.- REAL AND EFFECTIVE RENT:		$589,066.72
B.- ESTIMATED RENT OR FROM MARKET:	$ 40.67 /M2	$589,066.72
TOTAL MONTHLY NET RENT: (EFECTIVE AND ESTIMATED)$589,066.72
AMOUNT OF DEDUCTIONS:	30%	$176,720.02
TOTAL MONTHLY NET RENT:		$412,346.70
TOTAL ANNUAL RENT:		$4,948,160.70
CAPITALIZING RENT TO10.00%, CAPITALIZATION RATE
APPLICABLE TO THE CASE IT RESULTS A CAPITALIZATION INDEX OF:$49,481,604.50

(UNREADABLE SIGNATURE)

NOTES TO BE CONSIDERED WHEN APPLYING THE METHOD OF CAPITALIZATION OF RENT FOR VACANT LOTS: WILL CONSIDER THE METHOD.

X. Summary.-

Value taken by means of direct or physical method:    $ 84,824,453.37

Value taken by means of capitalization of rents method:    $ 49,481,604.50

Value taken by means of market comparison method:    $ 84,824,453.37

XI.- considerations prior to concluding.-

TO DETERMINE THE MARKET VALUE OF THE PROPERTY THAT WAS ANALYZED IT WAS TAKEN IN CONSIDERATION THE FOLLOWING ASPECTS: SPECIFIC CHARACTERISTICS OF THE SAME WITH RELATION TO THE ENVIRONMENT, DESIGN, FUNCTION, AND THE ACTUAL CONDITIONS OF THE REAL STATE MARKET, AS WELL AS THE LOCATION. IN SUCH MANNER WE CONCLUDE THAT THE VALUE OBTAINED BY THE DIRECT PHYSICAL METHOD REPRESENTS THE MARKET VALUE OF THE PROPERTY.

XII.- conclusion.-

Market value:     84,820,000.00 M.N.

EIGHTY FOUR MILLION EIGHT HUNDRED AND TWENTY THOUSAND PESOS 00/100
M.N

THIS AMOUNT REPRESENTS THE MARKET VALUE OF THE PROPERTY TO THIS DAY:    MAY 31, 2012

XIII.- REFERED VALUE.-

Appraiser

MELCHOR LEMUS CENDEJAS, Architect

(ILLEGIBLE SIGNATURE)

PVF/0103
FEDERAL LICENSE 5164476. STATE LICENSE 16537-02/07

XIV.- Picture Annex.-

(picture)

INTERIOR VIEW OF THE BUILDING (LOT 11) FROM NORTH TO SOUTH.

(The seal of the administration and Finance Secretary of the City of Tijuana, B.C. June 01, 2012
RECEIVED Municipal Treasury Department)

INTERIOR VIEW OF THE BUILDING (LOT 11) FROM EAST TO WEST.

(picture)

EXTERIOR VIEW OF THE BUILDING (LOT 11) FROM THE MANOUVER PATIO.

(UNREADABLE SIGNATURE)

(PICTURE)

INTERIOR VIEW OF THE BUILDING, FROM LOT 11 TO LOT 17.

XV.- Area Breakdown.-

AREA DESCRIPTION    AREA

BUILDING CORRESPONDING TO LOT 11    13.573.48 M2. WAREHOUSES ON THE EXTERIOR OF LOT 11    676.89 M2

TOTAL AREA OF THE BUILDING:    14,250.37 M2

OFFICES TOP FLOOR OF WITHIN LOT 11    212.17 M2
OFFICES LOWER LEVEL OF WITHIN LOT 11    21.52 M2

TOTAL OFFICE AREA, TOP AND LOWER FLOOR: 233.69 M2

(PICTURE)

LOCATION OF THE PROPERTY WITHIN THE TIJUANA CITY CHAARTER

(The seal of the administration and Finance Secretary of the City of Tijuana, B.C. June 01, 2012
RECEIVED
Municipal Treasury
Department)

(UNREADABLE SIGNATURE)

XVI.- ANNEX I. GENERAL COMMENTS AND LIMITING CONDITIONS

PRICES AND QUOTATIONS OF THE APPRAISED PROPERTY WERE INVESTIGATED IN APRIL 2012, WHICH WERE ADJUSTED AS APPROPRIATE AND GUIDED BY THE PRICES THAT PREVAILED IN THE MARKET AT THAT TIME.

WE ASSUMED THAT THE INFORMATION PROVIDED BY THE COMPANY IS CORRECT, AND WE ARE NOT RESPONSIBLE FOR ERRORS OR OMISSIONS IN IT.

WE DID NOT VERIFY THE LEGAL OWNERSHIP, OR RESERVATION OF TITLE, ON REPORTED PROPERTY. THE EXCHANGE RATE ON THIS DATE IS $12.50 PESOS PER U.S. DOLLAR.
VALUE ADDED TAX WAS NOT CONSIDERED.

THE PHYSICAL CONDITION OF THE PROPERTY DESCRIBED IS BASED ON THE VISUAL INSPECTION PERFORMED BY THE APPRAISER. ARCHITECT MELCHOR LEMUS CENDEJAS.

THIS REPORT HAS BEEN PREPARED SOLELY FOR THE NOTED PURPOSE, AND SHOULD NOT BE USED FOR ANY OTHER PURPOSE.

XVII.- ANNEX II. DEFINITIONS

APPRAISAL CONCEPTS:
IN THIS APPRAISAL, WE USED CONCEPTS IDENTIFIED BY THE USE OF ACRONYMS, WHOSE MEANING IS EXPLAINED BELOW:

LIKE NEW REPLACEMENT VALUE (V.R.N.)
IT IS THE COST AT CURRENT PRICES, OF A SIMILAR NEW PRODUCT, THAT HAS THE CLOSEST EQUIVALENT USE OR FUNCTION WITH THE PROPERTY SUBJECT TO APPRAISAL, WITH THE CHARACTERISTICS THAT TECHNOLOGY WOULD HAVE CONSIDERED FOR THE CONSIDERED MODELS HEREIN.

NET REPLACEMENT VALUE (V.N.R.)
IS THE ESTIMATED AMOUNT IN MONETARY TERMS, FROM THE AS NEW REPRODUCTION COST OR NEW
REPLACEMENT COST, SUBTRACTING EXISTING DEMERITS DUE TO PHYSICAL DETERIORATION, FUNCTIONAL OBSOLESCENCE AND ECONOMIC OBSOLESCENCE OF EACH APPRAISED PROPERTY.

MARKET VALUE (V.M)
IS THE ESTIMATED AMOUNT IN MONETARY TERMS, FROM THE ANALYSIS AND COMPARISON OF SAME
OR SIMILAR PROPERTY TO THE ONE BEING STUDIED THAT HAVE BEEN SOLD OR ARE IN PROCESS OF SALE IN THE OPEN MARKET.

COMMERCIAL VALUE (V.C.)
IS THE MOST LIKELY SALE PRICE FOR THE PROPERTY, IN CIRCUMSTANCES PREVAILING AT THE DATE OF APPRAISAL IN

A REASONABLE TIME EXPOSURE IN A TRANSACTION CONDUCTED BETWEEN A BIDDER AND A PRESSURE FREE PLAINTIFF, WHICH ARE WELL INFORMED AND AS A RESULT OF THE ASSESSMENT OF THE PHYSICAL VALUE, CAP VALUE OF REVENUE AND MARKET VALUE OF THE CONCERNED PROPERTY.

ESTIMATED VALUES CONSIDERING THE INSTALLED FACILITIES
THE INSTALLED FACILITIES ARE CONSIDERED, WHEN SUCH FACILITIES WILL NOT BE TRANSFERRED TO ANOTHER SITE FOR THEIR USE, AND THEREFORE, THE FACILITIES AND RELATED TRANSPORTATION AND INSTALLATION EXPENSES CONTRIBUTE TO THE VALUE OF THE PROPERTY.

(ILLEGIBLE SIGNATURE)

(The seal of the administration and Finance Secretary of the City of Tijuana, B.C. June 01, 2012
RECEIVED Municipal Treasury Department)

FORCED LIQUIDATION VALUE (V.L.F.)
IS THE ESTIMATED AMOUNT, IN MONETARY TERMS, BY WHICH A PROPERTY SHOULD BE
EXCHANGED AT THE TIME OF APPRAISAL, AT A PUBLIC SALE PROPERLY CONDUCTED, WITH A PROPER MARKETING, BY A SELLER BOUND TO IMMEDIATELY SELL.

EFFECTIVE AGE
IS THE SUSPECTED AGE OF A PROPERTY, IN COMPARISON WITH A SIMILAR NEW PROPERTY,
THERE ARE USUALLY CALCULATED BY DEDUCTING THE REMAINING USEFUL LIFE OF A PROPERTY, FROM THE NORMAL LIFE.

REMAINING USEFUL LIFE (V.U.R.)
IS THE ESTIMATED REMAINING PHYSICAL LIFE OF A PROPERTY, ACCEPTABLE IN TERMS OF
USE. IT IS CALCULATED DEDUCTING THE EFFECTIVE AGE OF A PROPERTY FROM THE NORMAL USEFUL LIFE.

NORMAL USEFUL LIFE (V.U.N.)
IT IS THE LIFE IN TERMS OF YEARS, IN WHICH A PROPERTY WILL WORK FINE, BEFORE ITS
DETERIORATION BEFORE REACHING A CONDITION OF UNUSABLE. THIS INFORMATION IS DERIVED FROM MORTALITY DATA AND STUDIES OF SOME CURRENT PROPERTY UNDER OPERATING CONDITIONS.

DEPRECIATION.
IS THE REAL LOSS OF VALUE OF A PROPERTY, DUE TO ITS AGE, PHYSICAL EXHAUSTION,
SERVICE, USE, FUNCTIONAL OBSOLESCENCE, ETC.

(The seal of the
FACTORS THAT DETERMINE THE DEPRECIATION, ARE:
PHYSICAL DETERIORATION. FUNCTIONAL OBSOLESCENCE.
ECONOMIC OBSOLESCENCE.
administration and Finance Secretary of the City of Tijuana, B.C. June 01, 2012
RECEIVED Municipal Treasury Department)

AND THIS IS THE ORDER IN WHICH MUST BE AFFECTING THE VALUE OF NEW REPLACEMENT FOR EACH FACTOR OF ESTIMATED DEPRECIATION.

PHYSICAL DETERIORATION.
IS A FORM OF DEPRECIATION WHERE THE LOSS OF VALUE OR USEFULNESS IS ATTRIBUTED
SOLELY TO PHYSICAL CAUSES, WEAR, AND EXPOSURE TO THE ELEMENTS.

FUNCTIONAL OBSOLENCE.
IS A FORM OF DEPRECIATION IN WHICH, THE LOSS OF VALUE IS A FACTOR ATTRIBUTABLE
TO ITSELF AND CHANGES IN DESIGN, MATERIALS OR PROCESSES RESULTING PRIMARILY OVER OPERATING COSTS, AND LACK OF FITNESS.

ECONOMIC OBSOLENCE.
IS A FORM OF DEPRECIATION IN WHICH, THE LOSS OF VALUE IS CAUSED BY EXTERNAL
UNFAVORABLE CONDITIONS FROM THE ECONOMIC ENVIRONMENT IN WHICH THE EQUIPMENT OR MACHINERY IS APPRAISED.

CURABLE DEPRECIATION.
(The seal of the administration and Finance Secretary of the City of Tijuana, B.C.
June 01, 2012
RECEIVED Municipal Treasury Department)
DEPRECIATION IN FORM OF DETERIORATION OR OBSOLESCENCE THAT IS ECONOMICALLY VIABLE TO REMEDY, ATTRIBUTABLE TO THE FACT THAT THE INCREMENT RESULTING FROM THE USEFULNESS OF THE PROPERTY AND THE VALUE OF THE PROPERTY IS EQUAL OR GREATER THAN THE EXPENDITURE REQUIRED.

(UNREADABLE SIGNATURE) INCURABLE DEPRECIATION.
DEPRECIATION IN FORM OF DETERIORATION OR OBSOLESCENCE THAT IS NOT ECONOMICALLY VIABLE TO REMEDY, ATTRIBUTABLE TO THE FACT THAT THE INCREMENT
RESULTING FROM THE USEFULNESS OF THE PROPERTY AND THE VALUE OF THE PROPERTY IS LOWER THAN THE EXPENDITURE REQUIRED.

REPLACEMENT PRINCIPAL.
IS A THEORY WHERE THE REPLACEMENT VALUE OF A PROPERTY IS PROVIDED BY THAT OF ANOTHER ALIKE OR SIMILAR AND WHICH GRANTS THE SAME FUNCTIONS, WHICH IS BASED
ON THE FACT THAT IT IS NOT REASONABLE FOR A BUYER TO PAY MORE FOR A PROPERTY BEING VALUED, THAN THE COST OF ACQUIRING AN EQUAL OR SIMILAR SUBSTITUTE.

COST APPROACH.
THIS APPROACH ESTABLISHES VALUE OF GOODS, COMPARABLE TO THE VALUE OF
REPLACEMENT OR A NEW REPRODUCTION OF EQUALLY DESIRABLE AND UTILITY LIKE THAN ONE BEING APPRAISED. MUST BE TAKEN INTO CONSIDERATION, THE VALUE LOSS DUE TO PHYSICAL IMPAIRMENT (AGE AND CONSERVATION STATE), ECONOMIC, TECHNOLOGICAL OR FUNCTIONAL OBSOLESCENCE, OR FOR EACH TYPE OF GOOD APPRECIATED IN ACCORDANCE WITH ITS CHARACTERISTICS.

INCOME APPROACH
THIS INCOME APPROACH IS TO ESTIMATE AN INDICATIVE VALUE OF A PROPERTY, BASED
ON THE PRESENT VALUE OF FUTURE PROFITS, ARISING OUT OF THE GOOD AND IS USUALLY MEASURED THROUGH THE CAPITALIZATION OF A SPECIFIC LEVEL OF INCOME. SHOULD BE CONSIDERED PROPERLY ESTABLISHED AND SUPPORTED FOR THE CAPITALIZATION RATE USED.

FOR THE APPRAISAL OF PROPERTY, MAINLY SHOULD BE CONSIDERED THE INCOME OR RENT THAT THE MACHINERY OR EQUIPMENT WOULD GENERATE, AND NOT THE APPLICABLE TO BUSINESS IN

GENERAL, AS THESE INVOLVE OTHER INTANGIBLE PROPERTY AND NECESSARY FOR THE OPERATION OF BUSINESS OR BUSINESS.

EVEN THOUGH IT SHOULD ALWAYS BE TAKEN INTO ACCOUNT, THIS APPROACH SHOULD ONLY BE USED WHEN THE INCOME OF THE PROPERTY IS CLEARLY IDENTIFIED SEPARATELY.

MARKET APPROACH.
THIS COMPARABLE SALES APPROACH, CONSISTS ON ESTIMATING AN INDICATIVE OF AN
APPRAISED PROPERTY THROUGH ANALYSIS AND COMPARISON OF SAME OR SIMILAR

GOODS THAT HAVE BEEN SOLD OR ARE IN PROCESS OF SALE IN THE MARKET.

XVIII.- Annex III. INSPECTION PROCESS
THE APPRAISED GOOD ARE INSPECTED AS OF APRIL 13, 2012.
THERE WAS NO RESTRICTION OR DISABILITY UPON INSPECTION OF THE PROPERTY.

XIX.- Annex IV. METHODOLOGY, CONSIDERATIONS AND ASSUMPTIONS
TO CALCULATE THE PHYSICAL DEPRECIATION, THE METHODOLOGY USED WAS THE EFFECTIVE AGE ANALYSIS AND REMAINING LIFE THAT IS BASED ON THE ESTABLISHMENT OF CHRONOLOGICAL AGE CONSTRUCTION AND IMPROVEMENTS TO THE PROPERTY, AND ESTABLISHING HOW LONG IT IS EXPECTED FOR THE PROPERTY TO GIVE THE SERVICE EXPECTED. BASED ON THESE ESTIMATES, THE PERCENTAGE OF PASSED LIFE OF THE BUILDING IS ESTABLISHED, AND THAT FACTOR IS USED TO AFFECT THE PRICE OF AN EQUIVALENT NEW PROPERTY. (ILLEGIBLE SIGNATURE)

XX.- Annex V. CONCLUSION OF THE VALUE

STATEMENTS

THIS APPRAISAL IS ONLY VALID FOR THE PURPOSE INDICATED IN THE BACKGROUND SECTION, AND IS ALSO VALID ONLY WHEN CONTAINING THE SIGNATURE OF THE APPRAISER.

THE STATEMENTS OF FACTS AND DATA CONTAINED IN THIS DOCUMENT ARE TRUE AND CORRECT.

THE ANALYSIS, OPINIONS AND CONCLUSIONS REPORTED, ARE LIMITED ONLY BY THE LIMITED ASSUMPTIONS OR CONDITIONS REPORTED, AND ARE THE PROFESSIONAL AND FAIR ANALYSIS, OPINIONS AND CONCLUSIONS OF THE SIGNING APPRAISER.

THE FINANCIAL COMPENSATION OF THE APPRAISER IS NOT CONDITIONED ON THE REPORT OF A PREDETERMINATED VALUE OR AIMED AT VALUE AS A CAUSE THAT MAY FAVOR THE CUSTOMER, THE AMOUNT OF THE ESTIMATED VALUE, TO OBTAIN A SPECIFIC RESULT, OR THE OCCURRENCE OF A SUBSEQUENT EVENT.

THE SIGNING APPRAISER HAS CONDUCTED A PERSONAL INSPECTION OF THE APPRAISED GOODS SUBJECT MATTER TO THIS REPORT.

(The seal of the administration and Finance Secretary of the City of Tijuana, B.C. June 01, 2012
RECEIVED Municipal Treasury Department)

(ILLEGIBLE SIGNATURE)

Date: May 31, 2012
PROPERTY BEING APPRAISED    BUILT URBAN LOT (industrial plant and supporting areas)

(picture)

VIEW OF THE PROPERTY (MAIN FACADE) WITH CADASTRAL NUMBER ID 040-017, FROM THE EMPLOYEES' PARKING LOT TO THE NORTH SIDE.

(picture)    (picture)

FRONT VIEW OF THE RECEPTION DESK    VIEW OF THE NEIGHBORHOOD FROM

FROM THE ACCESS POINT	EAST TO WEST FROM BELLAS ARTES BOULEVARD.

June 01, 2012

CADASTRAL NUMBER: ID 040 017.
(The seal of the administration and Finance Secretary of the city of Tijuana, B.C.) RECEIVED
Municipal Treasury
Department)

LOCATION OF THE PROPERTY:    LOT 17
BELLAS ARTES BOULEVARD, No. 20308, CIUDAD INDUSTRIAL, DISTRICT EL CENTENARIO, TIJUANA, B.C.

(SIGNATURE)

1.- Background.-

APPRAISAL APPLICANT:    APPRAISER:

CP MONTERREY, S. DE R.L. DE C.V.    MELCHOR LEMUS CENDEJAS, Architect

DATE OF THE APPRAISAL:    FISCAL REGISTRY FOR APPRAISING:
MAY 31, 2012    PVF/0103. FEDERAL LICENSE 5164476
STATE LICENSE    16537-02/07
PROPERTY BEING APPRAISED:    PROPERTY REGIME:
BUILT URBAN LOT    PRIVATE

OWNER OF THE PROPERTY:    APPRAISAL OBJECTIVE:
CP MONTERREY S. DE R.L DE C.V.    TO KNOW THE CURRENT MARKET VALUE OF
THE PROPERTY

LOCATION OF THE PROPERTY:    APPRAISAL PURPOSE OR DESTINATION :
LOT 17    MZA 040.
BELLAS ARTES BOULEVARD, No. 20308,
CIUDAD INDUSTRIAL,    PROPERTY TAX ACCOUNT: DISTRICT EL CENTENARIO    CADASTRAL CODE: ID 040 017. TIJUANA, B.C.    ZONE:    4086

II.- Urban Characteristics.-

ZONE CLASSIFICATION:    AUTHORIZED LAND USE:
INDUSTRIAL-HOUSING    INDUSTRIAL

DOMINANT CONSTRUCTION TYPE:    ZONE SATURARTION INDEX:
WAREHOUSE/HOUSING OF ONE OR TWO LEVELS
MODERN TYPE
95%

(The seal of the
POPULATION:    SOCIO-ECONOMIC STRATUM:
FLOATING-NORMAL    MEDIUM

ENVIRONMENTAL POLLUTION:    LAND USE:
IS NOT SEEN    INDUSTRIAL-HOUSING

ACCESS ROUTES AND IMPORTANCE OF THE SAME:

administration and Finance Secretary of the City of Tijuana, B.C. June 01, 2012
RECEIVED Municipal Treasury Department)
THROUGH BELLAS ARTES BOULEVARD, AS MAIN ROUTE AND STREET CHILPANCINGO AS SECONDARY MEDIUM VEHICULAR FLOW.

PUBLIC SERVICES AND URBAN AMENITIES:
POTABLE WATER SUPPLY SYSTEM WITH DOMICILIARY INTAKE.
DRAINAGE NETWORK AND SANITARY SEWERAGE .
AERIAL NETWORK OF ELECTRIFICATION ON CONCRETE POSTS.
PUBLIC STREET LIGHTING WITH MERCURY VAPOR LAMPS ON CONCRETE POSTS. AERIAL NETWORK OF TELECOMMUNICATION ON WOODEN POST.
HYDRAULIC FLOOR IN PRIMARY AND SECONDARY STREETS. PRIVATE SERVICES FOR COLLECTING SOLID WASTES.

(UNREADABLE SIGNATURE)

III.- Property.-
SECTION    OF    THE    STREET,    TRANSVERSAL    STREETS    BORDERING    AND DIRECTION:
PROPERTY THAT IS LOCATED IN THE SIDEWALK THAT HEADS SOUTH OF BELLAS
ARTES BOULEVARD.
BOUNDARIES:    According to the demarcation, provided by the applicant.
Regarding    LOT 17
NORTH: IN: 256.06 METERS WITH LOT 11 OF THE SAME BLOCK SOUTH: IN:252.07 METERS WITH BELLAS ARTES BOULEVARD EAST: IN:84.62 METERS WITH STREET CHILPANCINGO
WEST: IN:203.500 METERS WITH LOTE 12 OF THE SAME BLOCK
(The seal of the administration and Finance Secretary of the City of Tijuana, B.C. June 01, 2012
RECEIVED Municipal Treasury Department)

(picture)

TOTAL    SURFACE    AREA    OF    THE PROPERTY:
22689.470 M2.
TOPOGRAPHY AND CONFIGURATION:        FLAT TERRAIN OF REGULAR SHAPE PANORAMIC FEATURES:    EASEMENT AND/OR RESTRICTIONS: NONE RELEVANT    TO THE NAKED EYE NONE
PERMITTED CONSTRUCTION INTENSITY :    PERMITTED HOUSING DENSITY COS=0.60, CUS=1.40    medium homely 220HAB./HA ADDITIONAL CONSIDERATIONS:

IV.- GENERAL DESCRIPTION OF THE PROPERTY.
CURRENT USE: 1.- BUILT URBAN PROPERTY WITH INDUSTRIAL BUILDING BASED ON PERIMETER BLOCK WALLS, STEEL STRUCTURE AND LAMINATED COVER ON POLIN MONTEN WITH AND INTERNAL AREA FOR OFFICES WITH ONE AND TWO LEVELS.

CONSTRUCTION TYPE: A-36 Metallic Structure, Perimeter Walls
Of Block And Concrete.

NUMBER OF LEVELS: ONE AND TWO

CONDITION STATUS: GOOD
QUALITY AND CLASSIFICATION
OF THE CONSTRUCTION: GOOD
APPROXIMATE AGE OF THE BUILDING: 18 YEARS REMAINING USEFUL LIFE: 42 YEARS UNITS SUSCEPTIBLE TO BE RENTED: ONE
PROJECT QUALITY: APPROPRIATE TO ITS AGE

V.- CONSTRUCTION ELEMENTS.
A) RAW OR UNFINISHED STRUCTURE:
FOUNDATIONS: APPARENTLY OF CONCRETE
STRUCTURE:    METALLIC RIGID FRAMES OF STEEL STRUCTURE
WALLS:    BLOCKS OF CEMENT AND PERIMETER CONCRETE.
ROOFS:    METALLIC LAMINATED ON POLIN MOTEN FENCE: BLOCKS AND SMITHY
ROOFTOPS:    NONE    (UNREADABLE SIGNATURE)

B) COVERINGS AND INTERIOR FINISHES:	CEILING ROSE:REMOVABLE IN SOME AREAS AND OFFICES
PLANED:CEMENT MORTAR	PAINTING:INTERIOR OF GOOD QUALITY
TRIMMINGS:ONLY IN RESTROOMS	LADDERS:METALLIC
SPECIAL COVERINGS:EPOXY IN FLOORS
C) CARPENTRY:
DOORS:INNER DRUM DOORS
WARDROBE:DOES NOT HAVE ONE	KITHEN:DOES NOT HAVE ONE
D) HYDRAULIC AND SANITARY FACILITIES:	F)DOORS AND METALIC WINDOWS: IN PLATFORMS
G) GLASSWARE:¼” WITH ALUMINUM MANGUETE	H) LOCKSMITHING:OF GOOD QUALITY
H) FAÇADE:FLAT STRAIGHT LINES	K) COMPLEMENTARY WORKS: FIRE
J) SPECIAL INSTALLATIONS: DOES NOT HAVE ONE	SUPPRESSION SYSTEM, SPRINKLERS

VI.- Considerations Taken Prior To Appraisal
THE VALUES OF SIMILAR PROPERTIES IN THE AREA WHERE INVESTIGATED, EITHER THROUGH DIRECT INVESTIGATION, OR ASKING PERSON WHO BY MEANS OF THEIR ACTIVITIES KNEW THE OPEN MARKET OF REAL STATE PROPERTIES OF THOSE SUCH KIND OF PROPERTIES.

TECHNICAL CRITERIA AND THE APPLIED PROCEDURE:

THE DEVELOPMENT OF THE APPRAISAL HEREOF REQUIRED THE FOLLOWING CONSIDERATIONS:
A) THE APPRAISAL WAS CARRIED OUT OMITTING THE LEGAL SITUATION OF THE PROPERTY AND THE POSSIBLE LIENS OF THE SAME.

MARKET ANALYSIS ON VACANT LOTS
TYPE	AREA M2	VALUE TOTAL M.N	VALUE PER M2	LOCATION	VALUEFOR HOMOLOGATION
INDUSTRIAL VACANT LOT	6,282.64	$8,355,960.00	$1,330.00	BELLASARTES BOULEVARD,CIUDAD INDUSTRIAL	$1,330.00
INDUSTRIAL VACANT LOT	5,210.85	$6,930,430.00	$1,330.00	BELLASARTES BOULEVARD,CIUDAD INDUSTRIAL	$1,330.00
INDUSTRIAL VACANT LOT	4,878.27	$7,122,274.00	$1,460.00	BELLASARTES BOULEVARD,CIUDAD INDUSTRIAL	$1,460.00

TABLE OF VALUES FOR TYPE OF LOT
Rlm    Fsu

Up to 2.00
From 2.10 to 3.00
From 3.01 to 4.00
From 4.01 to 5.00
From 5.01 to 6.00
From 6.01 to 7.00
From 7.01 to 8.00
From 8.01 to 9.00
From 9.01 to 10.00
From 10.01 to 11.00
1.00
0.98
0.96
0.94
0.92
0.90
0.88
0.86
0.84
0.82
(The seal of the administration and Finance Secretariat of the City of Tijuana, B.C.
June 01, 2012
RECEIVED Municipal Treasury Department)

PRICE M2	FACTORS OF HOMOLOGATION				Fre	HOMOLOGATED VALUE
	USE	LOCATION	AREA	FORM
$1.330,00	1.00	1.00	0.96	1.00	0.96	$1,276.80
$1.330,00	1.00	1.00	0.96	1.00	0.94	$1,250.20
$1.460,00	1.00	1.00	0.96	1.00	0.94	$1,372.40

Subtotal(1):    $1,299.80    M.NAL.

(UNREADABLE SIGNATURE)

VII.- Direct or physical value.-
MEASURED UNITARY VALUE OF (1):    $29.491.766,12    M.N.

B) OF THE BUILDINGS:

TYPEAREAUNITARYAGERESULTINGPARTIALINDIVISOVALE OF THE IN M2VALUE FACTORVALUE% BUILDINGS

I7876.31$ 2,500.0018.000.70$ 13,783,542.501.0000$ 13,783,542.50
II1918.58$ 3,500.0018.000.70$ 4,700,521.001.0000$ 4,700,521.00

A) of the property: Type or predominant		variable		Street values		$ 1.299,80 M.N.
SECTIONAREA IN M2	UNITARY VALUE		COEF.	MOTIVEPARTIAL COEF.VALUE	INDIVISOVALUE OF THE %PROPERTY
SOLE	22,689.47	$1,299.80	1.00	NONE	$29,91,766.12	1	$29,491,766.12
TOTAL.	22,689.47				SUBTOTAL(1):		$29,491,766.12
TOTAL:	9,794.89			SUBTOTAL(2			$18,848,063.50
):

C) SPECIAL INSTALLATIONS ACCESSORY ELEMENTS AND COMPLEMENTARY WORKS:

CONCEPT	QUANTITY M.L.	UNITARY VALUE	AGE	RESULTING FACTOR	PARTIAL VALUE	INDIVISO %	VALUE OF THE BUILDINGS
SMITHY	334.00	$ 2,00.00	18.00	0.70	$1,400.00		$467,600.00
STALL	30.00	$ 3,00.00	18.00	0.70	$2,100.00		$63,00.00
—	—		$—	—	$		$
					SUBTOTAL(3):		$530,600.00
	DIRECT OR PHYSICAL VALUE (1) + (2) + (3) =						$48,506,429.62

VIII.- COMPARING MARKET VALUE.-

NOTES TO BE CONSIDERED WHEN APPLYING THE PROCEDURE OF COMPARING MARKET VALUE:
FROM THE ANALYSIS OF THE VALUES OF THE COMPARED ELEMENTS THAT WERE OBTAINED, IT IS CONCLUDED THAT THE SELECTED AMOUNT, IS THE ADEQUATE TO CONSIDER FOR THIS STUDY. THEREFORE AND TAKING IN CONSIDERATION THE CURRENT CONDITIONS OF THE REAL STATE MARKET AND THE CONSERVATION STATUS OF THE PROPERTY, THE DETERMINED FACTOR IS: 1,00

IX.- Value for capitalizing rents.-

Lowest rent:    $    40.00    /M2    HABITABLE AREA: Highest rent:    $    41.00    /M2
Average rent:    $    40.67    /M2

A.- REAL AND EFFECTIVE RENT:    $    398,358.18
B.- ESTIMATED RENT OR FROM MARKET:    $ 40.67 /M2    $    398,358.18
TOTAL MONTHLY NET RENT: (EFECTIVE AND ESTIMATED)    $    398,358.18
AMOUNT OF DEDUCTIONS:    30.00%    $    119,507.45
TOTAL MONTHLY NET RENT:    $    278,850.72
TOTAL ANNUAL RENT:    $    3,346,208.68
CAPITALIZING RENT TO    100.00%, CAPITALIZATION RATE
APPLICABLE TO THE CASE IT RESULTS A CAPITALIZATION INDEX OF:    $    33,346,086.81

(The seal of the administration and Finance Secretary of the City of Tijuana, B.C. June 01, 2012
RECEIVED Municipal Treasury Department)

(UNREADABLE SIGNATURE)

NOTES TO BE CONSIDERED WHEN APPLYING THE METHOD OF CAPITALIZATION OF RENT FOR VACANT LOTS: WILL CONSIDER THE METHOD.

X. Summary.-

Value taken by means of direct or physical method: $ 48,506,429.62

Value taken by means of capitalization of rents method: $ 33,462,086.81

Value taken by means of market comparison method: $ 48,506,429.62

XI.- considerations prior to concluding.-

TO DETERMINE THE MARKET VALUE OF THE PROPERTY THAT WAS ANALYZED IT WAS TAKEN IN CONSIDERATION THE FOLLOWING ASPECTS: SPECIFIC CHARACTERISTICS OF THE SAME WITH RELATION TO THE ENVIRONMENT, DESIGN, FUNCTION, AND THE ACTUAL CONDITIONS OF THE REAL STATE MARKET, AS WELL AS THE LOCATION. IN SUCH MANNER WE CONCLUDE THAT THE VALUE OBTAINED BY THE DIRECT PHYSICAL METHOD REPRESENTS THE MARKET VALUE OF THE PROPERTY.

XII.- conclusion.-

Market value:     48,506,000.00 M.N.

FORTY EIGHT MILLION FIVE HUNDRED AND SIX PESOS 00/100 M.N

THIS AMOUNT REPRESENTS THE MARKET VALUE OF THE PROPERTY TO THIS DAY:    MAY 31, 2012

XIII.- REFERED VALUE.-

Appraiser

MELCHOR LEMUS CENDEJAS, Architect

(UNREADABLE SIGNATURE)

PVF/0103
FEDERAL LICENSE 5164476. STATE LICENSE 16537-02/07

(The seal of the administration and Finance Secretary of the City of Tijuana, B.C. June 01, 2012
RECEIVED
Municipal Treasury
Department)

(picture)    (picture)

VIEW OF INDUSTRIAL BUILDING SOUTH FAÇADE,	VIEW OF THE INTERIOR OF THE PROPERTY HEADING VIEW FROM EAST TO WEST. TO THE UPPER FLOOR OF THE OFFICES, FROM THE
LOBBY.

(picture)    (picture)

VIEW OF THE EAST INTERIOR FROM THE FIRST    VIEW OF THE INTERIOR OFFICES OF THE FIRST FLOOR LEVEL OF THE LOBBY.

(picture)    (picture)
(The seal of the administration and Finance Secretary of the City of Tijuana, B.C. June 01, 2012
RECEIVED Municipal Treasury Department)

VIEW OF THE INTERIOR OF THE INDUSTRIAL    VIEW OF THE INTERIOR OF THE INDUSTRIAL BUILDING BUILDING FROM EAST TO WEST.    FROM WEST TO EAST.

(picture)    (picture)

VIEW OF RESTROOMS INTERIOR, FIRST FLOOR	VIEW OF THE EXTERIOR OF THE FAÇADE WEST LATERAL

XV.- Area Breakdown.-

AREA DESCRIPTION    AREA

BUILDING CORRESPONDING TO LOT 11    7,876.31 M2.

TOTAL AREA OF THE BUILDING:    7,876.31 M2

OFFICES UPPER LEVEL OF THE LOBY    1,271.88 M2
OFFICES LOWER LEVEL CENTER EAST    522.29    M2
OFFICES LOWER LEVEL EAST    124.41    M2
TOTAL OFFICE AREA LOWER LEVEL:    1,918.58 M2

(PICTURE)

LOCATION OF THE PROPERTY WITHIN THE TIJUANA CITY CHAARTER

(The seal of the administration and Finance Secretary of the City of Tijuana, B.C. June 01, 2012
RECEIVED
Municipal Treasury
Department)

(UNREADABLE SIGNATURE)

XVI.- ANNEX I. GENERAL COMMENTS AND LIMITING CONDITIONS

PRICES AND QUOTATIONS OF THE APPRAISED PROPERTY WERE INVESTIGATED IN APRIL 2012, WHICH WERE ADJUSTED AS APPROPRIATE AND GUIDED BY THE PRICES THAT PREVAILED IN THE MARKET AT THAT TIME.

WE ASSUMED THAT THE INFORMATION PROVIDED BY THE COMPANY IS CORRECT, AND WE ARE NOT RESPONSIBLE FOR ERRORS OR OMISSIONS IN IT.

WE DID NOT VERIFY THE LEGAL OWNERSHIP, OR RESERVATION OF TITLE, ON REPORTED PROPERTY. THE EXCHANGE RATE ON THIS DATE IS $12.50 PESOS PER U.S. DOLLAR.
VALUE ADDED TAX WAS NOT CONSIDERED.

THE PHYSICAL CONDITION OF THE PROPERTY DESCRIBED IS BASED ON THE VISUAL INSPECTION

PERFORMED BY THE APPRAISER. ARCHITECT MELCHOR LEMUS CENDEJAS.

THIS REPORT HAS BEEN PREPARED SOLELY FOR THE NOTED PURPOSE, AND SHOULD NOT BE USED FOR ANY OTHER

PURPOSE.

XVII.- ANNEX II. DEFINITIONS

APPRAISAL CONCEPTS:
IN THIS APPRAISAL, WE USED CONCEPTS IDENTIFIED BY THE USED OF ACRONYMS, WHOSE MEANING
IS EXPLAINED BELOW:

LIKE NEW REPLACEMENT VALUE (V.R.N.)
IT IS THE COST AT CURRENT PRICES, OF A SIMILAR NEW PRODUCT, THAT HAS THE CLOSEST
EQUIVALENT USE OR FUNCTION WITH THE PROPERTY SUBJECT TO APPRAISAL, WITH THE CHARACTERISTICS THAT THE TECHNIC OR TECHNOLOGY WOULD HAVE CONSIDERED FOR THE
CONSIDERED MODELS HEREIN.

NET REPLACEMENT VALUE (V.N.R.)
IS THE ESTIMATED AMOUNT IN MONETARY TERMS, FROM THE AS NEW REPRODUCTION COST OR NEW REPLACEMENT COST, SUBTRACTING EXISTING DEMERITS DUE TO PHYSICAL DETERIORATION, FUNCTIONAL OBSOLESCENCE AND ECONOMIC OBSOLESCENCE OF EACH APPRAISED PROPERTY.

MARKET VALUE (V.M)
IS THE ESTIMATED AMOUNT IN MONETARY TERMS, FROM THE ANALYSIS AND COMPARISON OF SAME
OR SIMILAR PROPERTY TO THE ONE BEING STUDIED THAT HAVE BEEN SOLD OR ARE IN PROCESS OF SALE IN THE OPEN MARKET.

COMMERCIAL VALUE (V.C.)
IS THE MOST LIKELY SALE PRICE FOR THE PROPERTY, IN CIRCUMSTANCES PREVAILING AT THE DATE
OF APPRAISAL IN A REASONABLE TIME EXPOSURE IN A TRANSACTION CONDUCTED BETWEEN A BIDDER AND A PRESSURE FREE PLAINTIFF, WHICH ARE WELL INFORMED AND AS A RESULT OF THE
ASSESSMENT OF THE PHYSICAL VALUE, CAP VALUE OF REVENUE AND MARKET VALUE OF THE
CONCERNED PROPERTY.

ESTIMATED VALUES CONSIDERING THE INSTALLED FACILITIES
THE INSTALLED FACILITIES ARE CONSIDERED, WHEN SUCH FACILITIES WILL NOT BE TRANSFERRED TO ANOTHER SITE FOR THEIR USE, AND THEREFORE, THE FACILITIES AND RELATED TRANSPORTATION AND INSTALLATION EXPENSES CONTRIBUTE TO THE VALUE OF THE PROPERTY.

(UNREADABLE SIGNATURE)

(The seal of the administration and Finance Secretary of the City of Tijuana, B.C. June 01, 2012
RECEIVED Municipal Treasury Department)

FORCED LIQUIDATION VALUE (V.L.F.)
IS THE ESTIMATED AMOUNT, IN MONETARY TERMS, BY WHICH A PROPERTY SHOULD BE
EXCHANGED AT THE TIME OF APPRAISAL, AT A PUBLIC SALE PROPERLY CONDUCTED, WITH A PROPER MARKETING, BY A SELLER BOUND TO IMMEDIATELY SELL.

EFFECTIVE AGE
IS THE SUSPECTED AGE OF A PROPERTY, IN COMPARISON WITH A SIMILAR NEW PROPERTY,
THERE ARE USUALLY CALCULATED BY DEDUCTING THE REMAINING USEFUL LIFE OF A PROPERTY, FROM THE NORMAL LIFE.

REMAINING USEFUL LIFE (V.U.R.)
IS THE ESTIMATED REMAINING PHYSICAL LIFE OF A PROPERTY, ACCEPTABLE IN TERMS OF
USE. IT IS CALCULATED DEDUCTING THE EFFECTIVE AGE OF A PROPERTY FROM THE NORMAL USEFUL LIFE.

NORMAL USEFUL LIFE (V.U.N.)
IT IS THE LIFE IN TERMS OF YEARS, IN WHICH A PROPERTY WILL WORK FINE, BEFORE ITS

DETERIORATION BEFORE REACHING A CONDITION OF UNUSABLE. THIS INFORMATION IS DERIVED FROM MORTALITY DATA AND STUDIES OF SOME CURRENT PROPERTY UNDER OPERATING CONDITIONS.

DEPRECIATION.
IS THE REAL LOSS OF VALUE OF A PROPERTY, DUE TO ITS AGE, PHYSICAL EXHAUSTION,
SERVICE, USE, FUNCTIONAL OBSOLESCENCE, ETC.

(The seal of the administration and
FACTORS THAT DETERMINE THE DEPRECIATION, ARE:
PHYSICAL DETERIORATION.
FUNCTIONAL OBSOLESCENCE. ECONOMIC OBSOLESCENCE.
Finance Secretary of the City of Tijuana, B.C.
June 01, 2012
RECEIVED Municipal Treasury
Department)
AND THIS IS THE ORDER IN WHICH MUST BE AFFECTING THE VALUE OF NEW REPLACEMENT FOR EACH FACTOR OF ESTIMATED DEPRECIATION.

PHYSICAL DETERIORATION.
IS A FORM OF DEPRECIATION WHERE THE LOSS OF VALUE OR USEFULNESS IS ATTRIBUTED
SOLELY TO PHYSICAL CAUSES, WEAR, AND EXPOSURE TO THE ELEMENTS.

FUNCTIONAL OBSOLENCE.
IS A FORM OF DEPRECIATION IN WHICH, THE LOSS OF VALUE IS A FACTOR ATTRIBUTABLE
TO ITSELF AND CHANGES IN DESIGN, MATERIALS OR PROCESSES RESULTING PRIMARILY OVER OPERATING COSTS, AND LACK OF FITNESS.

ECONOMIC OBSOLENCE.
IS A FORM OF DEPRECIATION IN WHICH, THE LOSS OF VALUE IS CAUSED BY EXTERNAL UNFAVORABLE CONDITIONS FROM THE ECONOMIC ENVIRONMENT IN WHICH THE
EQUIPMENT OR MACHINERY IS APPRAISED.

CURABLE DEPRECIATION.
DEPRECIATION IN FORM OF DETERIORATION OR OBSOLESCENCE THAT IS ECONOMICALLY VIABLE TO REMEDY, ATTRIBUTABLE TO THE FACT THAT THE INCREMENT RESULTING
FROM THE USEFULNESS OF THE PROPERTY AND THE VALUE OF THE PROPERTY IS EQUAL OR GREATER THAN THE EXPENDITURE REQUIRED.
(The seal of the administration and Finance Secretary of the City of Tijuana, B.C. June 01, 2012
RECEIVED Municipal Treasury Department)

INCURABLE DEPRECIATION.
(UNREADABLE SIGNATURE)
DEPRECIATION IN FORM OF DETERIORATION OR OBSOLESCENCE THAT IS NOT ECONOMICALLY VIABLE TO REMEDY, ATTRIBUTABLE TO THE FACT THAT THE INCREMENT RESULTING FROM THE USEFULNESS OF THE PROPERTY AND THE VALUE OF THE PROPERTY IS LOWER THAN THE EXPENDITURE REQUIRED.

REPLACEMENT PRINCIPAL.
IS ATHEORY WHERE THE REPLACEMENT VALUE OF A PROPERTY IS PROVIDED BY THE OF

ANOTHER ALIKE OR SIMILAR AND WHICH GRANTS THE SSAME FUNCTIONS, WHICH IS BASED ON THE FACT THAT IT IS NOT REASONABLE FOR A BUYER TO PAY MORE FOR A PROPERTY BEING VALUED, THAN THE COST OF ACQUIRING AN EQUAL OR SIMILAR SUBSTITUTE.

COST APPROACH.

THIS APPROACH ESTABLISHES VALUE OF GOODS, COMPARABLE TO THE VALUE OF REPLACEMENT OR A NEW REPRODUCTION OF EQUALLY DESIRABLE AND UTILITY LIKE THAT ONE BEING APPRAISED. MUST BE TAKEN INTO CONSIDERATION, THE VALUE LOSS DUE TO PHYSICAL IMPAIRMENT (AGE AND CONSERVATION STATE), ECONOMIC, TECHNOLOGICAL OR FUNCIONAL OBSOLESCENCE, OR FOR EACH TYPE OF GOOD APPRECIATED IN ACCORDANCE WITH ITS CHARACTERISTICS.

INCOME APPROACH
THIS INCOME APPROACH IS TO ESTIMATE OF AN INDICATIVE VALUE OF A PROPERTY,
BASED ON THE PRESENT VALUE OF FUTURE PROFITS, ARISING OUT OF THE GOOD AND IS USUALLY MEASURED THROUGH THE CAPITALIZATION OF A SPECIFIC LEVEL OF INCOME. SHOULD BE CONSIDERED PROPERLY ESTABLISHED AND SUPPORTED THE CAPITALIZATION RATE USED.

FOR THE APPRAISAL OF PROPERTY, MAINLY SHOULD BE CONSIDERED THE INCOME OR RENT THAT THE MACHINERY OR EQUIPMENT WOULD GENERATE, AND NOT THE APPLICABLE TO BUSINESS IN GENERAL, AS THESE INVOLVE OTHER INTANGIBLE PROPERTY AND NECESSARY FOR THE OPERATION OF BUSINESS OR BUSINESS.

EVENTHOUGH IT SHOULD ALWAYS BE TAKEN INTO ACCOUNT, THIS APPROACH SHOULD ONLY BE USED WHEN THE INCOME OF THE PROPERTY IS CLEARLY IDENTIFIED SEPARATELY.

MARKET APPROACH.
THIS COMPARABLE SALES APPROACH, CONSISTS ON ESTIMATING AN INDICATIVE OF AN
APPRAISED PROPERTY THROUGH ANALYSIS AND COMPARISON OF SAME OR SIMILAR GOODS THAT HAVE BEEN SOLD OR ARE IN PROCESS OF SALE IN THE MARKET.

XVIII.- Annex III. INSPECTION PROCESS
THE APPRAISED GOOD ARE INSPECTED AS OF APRIL 13, 2012.
THERE WAS NO RESTRICTION OR DISABILITY UPON INSPECTION OF THE PROPERTY.

XIX.- Annex IV. METHODOLOGY, CONSIDERATIONS AND ASSUMPTIONS
TO CALCULATE THE PHYSICAL DEPRECIATION, THE METHODOLOGY USED WAS THE EFFECTIVE AGE ANALYSIS AND REMAINING LIFE THAT IS BASED ON THE ESTABLISHMENT OF CHRONOLOGICAL AGE CONSTRUCTION AND IMPROVEMENTS TO THE PROPERTY, AND ESTABLISHING HOW LONG IS EXPECTED FOR THE PROPERTY TO GIVE THE SERVICE EXPECTED. BASED ON THESE ESTIMATES, THE PERCENTAGE OF PASSED LIFE OF THE BUILDING IS ESTABLISHED, AND THAT FACTOR IS USED TO AFFECT THE PRICE OF AN EQUIVALENT NEW PROPERTY. (UNREADABLE SIGNATURE)

XX.- Annex V. CONCLUSION OF THE VALUE

STATEMENTS

THIS APPRAISAL IS ONLY VALID FOR THE PURPOSE INDICATED IN THE BACKGROUND SECTION, AND IS ALSO VALID ONLY WHEN CONTAINING THE SIGNATURE OF THE APPRAISER.

THE STATEMENTS OF FACTS AND DATA CONTAINED IN THIS DOCUMENT ARE TRUE AND CORRECT.

THE ANALYSIS, OPINIONS AND CONCLUSIONS REPORTED, ARES LIMITED ONLY BY THE LIMITED ASSUMPTIONS OR CONDITIONS REPORTED, AND ARE THE PROFESSIONAL AND FAIR ANALYSIS, OPINIONS AND CONCLUSIONS OF THE SIGNING APPRAISER.

THE FINANCIAL COMPENSATION OF THE APPRAISER IS NOT CONDITIONED ON THE REPORT OF A PREDETERMINATED VALUE OR AIMED AT VALUE AS A CAUSE THAT MAY FAVOR THE

CUSTOMER, THE AMOUNT OF THE ESTIMATED VALUE, TO OBTAIN A SPECIFIC RESULT, OR THE OCCURRENCE OF A SUBSEQUENT EVENT.

THE SIGNING APPRAISER HAS CONDUCTED A PERSONAL INSPECTION OF THE APPRAISED GOODS SUBJECT MATTER TO THIS REPORT.

(The seal of the administration and Finance Secretary of the City of Tijuana, B.C. June 01, 2012
RECEIVED Municipal Treasury Department)

(UNREADABLE SIGNATURE)

In the event that the owner of this passport requires assistance or protection of the
Mexican government, it is recommended to appear before the nearest diplomatic or consular representation. For your safety write the name and address of the person to be notified in case of an emergency.

Name: Address: State:
C.P.Telephone:

(Unreadable signature) Holder's signature

THIS PASSPORT IS VALID FOR ALL COUNTRIES

Passport (photograph)
Estados Unidos Mexicanos

TypeCode of issuing statePassport No.
PMEX10900530787

Surname BUSTAMANTE GUTIERREZ

Given Names
ALEJANDRO FERNANDO

Date of birth
September/09/1995

SexPlace of Birth
MTijuana, B.C., Mex

Date of issueExpiration date
October/29/2010OCT/29/2016

AuthorityRemarks
SAN DIEGO

P/MEXBUSTAMANTE<GUTIERREZ<<ALEJANDRO<FERNAND 9005307877MEX5509092M1610291<<<<<<<<<<<<<<<<<<<<<<0

Annex E
Public Deed 81552

Government of Jalisco Executive Power of the State Secretary of Roads and Transports

License No.
15R0017843

(Photograph)    Drivers' license

LUIS A TANACIO SANDOVAL REYES

R.F.C. or C.U.R.P    SARL740326
Citizenship         Mexican Sex        Male Issuing Office     Las Torres Date of issue        07/02/2008
Date of expiration    07/02/2012
Time of issue    00:00

DRIVER    (the city seal)    Jose Manuel Verdin Diaz
Ministry of Roads and Transports

(BAR CODE)	Government of Jalisco
Address AV LA PAZ 2094 AMERICANA GDL JALISCO

Telephone number in case of emergency: 3615 42 55 Luis Sandoval Blood Type:o+ Organ Donor:NO

(BAR CODE) 0000008154

Telephone 9737000 Tax ID number

Cadastral keyURBAN DEVELOPMENT
ID040011    procedure of 24hrs if applicable

Folio:1,227,349 Date: July-24-2012 Additional: 1Type: ordinaryDate of issuance: july-24-2012

Name:	CP MONTERREY, S. DE R.L. DE C.V.	Property area: 51,212.00 Building area:
Address:	Chilpancingo 301 Ciudad Industrial Area of Use:	No. of Bail:
Applicant:	CP MONTERREY, S. DE R.L. DE C.V.R.F.C:	Use: business premises bigger than 1000 M2

Database Correction when changing owners	Art. 39, section VIII, subsection G	261-8	11.18
	Promotion of Education and Sports	109-0	23.44
	Promotion of turism and DIF	110-7	11.72
	Adjustment Law of Municipal Treasury	623	0.34
According to the Income Law of the City of Tijuana, B.C., for the fiscal year of 2012.

TOTAL DUE: 152.00

(Tax id card of the City of Tijuana, B.C)

(BAR CODE)
*201277700971713

T No. 8458066
EXPIRES ON JULY-13-2012

ELABORATED BY: Masainz

(Logo of the City of Tijuana, B.C.)	The City of Tijuana, B.C. Independencia Avenue #1350, Zona Urbana Rio Tijuana, Baja California, Mexico, C.P. 22010	Official Receipt Cashier Certification24/07/212
	Telephone 9737000 Tax ID number ATB-541201-KK2	City of Tijuana, B.C. 19-106768 20127770097171	$152.00 10:24

Cadastral key    URBAN DEVELOPMENT
ID040011    procedure of 24hrs if applicable

Folio:    1,227,349 Date: July-24-2012 Additional: 1    Type: ordinary    Date of issuance: july-24-2012

Name:	CP MONTERREY, S. DE R.L. DE C.V.	Property area: 51,212.00 Building area:
Address:	Chilpancingo 301 Ciudad Industrial Area of Use:	No. of Bail:
Applicant:	CP MONTERREY, S. DE R.L. DE C.V.R.F.C:	Use: business premises bigger than 1000 M2
Housing:Privative:Record:No. of Parking Spaces: Days:

Background:    Public Road:    Project Name:    Easment:

Database Correction when changing owners	Art. 39, section VIII, subsection G	261-8	11.18
Promotion of Education and Sports		109-0	23.44
Promotion of turism and DIF		110-7	11.72
Adjustment Law of Municipal TreasuryCOPY FOR AUTHORITY6230.34 T No. 8458066

Tijuana, Baja California, June 12, 2012
Exp. 503-12

(STAMP: STATE GOVERNMENT TIJUANA, B.C.
RECEIVED
JUNE 12,2012
RECEIVED
PUBLIC REISTRY OF PROPERTY AND COMERCE)

PUBLIC REGISTRAR OF PROPERTY AND COMMERCE P R E S E N T :

Through this letter, I hereby grant a PREVENTIVE NOTICE referred to in article 2885 of the current
Civil Code, regarding the public deed described herein:

PUBLIC DEED NUMBER:    81552 Vol.- 3661
DATE OF PUBLIC DEED:    11/06/2012
DATE OF SIGNATURE:    12/06/2012

PERFORMED OPERATIONS.

The Purchase Agreement, between the Companies CP MONTERREY, S. de R.L. de C.V., as "THE SELLER" and PLAMEX, S.A. de C.V., as "THE BUYER".

SPECIFIC OPERATION DATA.

Price of the operation $11'000,000.00 Dollars Currency of the United States of America.

PROPERTIES SUBJECT TO THIS OPERATION A) Parcel number 11-Z-1-P-1, of the Ejido Chilpancingo of this City.
B) Fraction “A” resulting from the subdivision of Parcel 17-Z-1-P-1, of the Ejido Chilpancingo of this City.

BACKGROUND RECORDINGS

PROPERTY BACKGROUND: Item 5637811 of the Civil Section, dated December 29, 2008.

SINCERELY, (UNREADABLE SIGNATURE)
(OFFICIAL STAMP OF THE NOTARY PUBLIC) RICARDO DEL MONTE NUÑEZ, ESQ. NOTARY PUBLIC
NUMBER EIGHT

ANNEX F PUBLIC DEED 81552

Space for the Logo of the City Council

Owner: CP MONTERREY, S. DE R.L. DE C.V. Buyer: PLAMEX, S.A. DE C.V.
104. ADCQ. OF PROPERTY TRANSFER OF OWNERSHIP $3,065,354.99
109. SPORTS AND EDUCATION PROMOTION TAX
$613,071.00
473. PENALTY (NON PAYMENT OF PROPERTY TAX)    $0.00
623. ART. 201. ADJUSTMENTS MUNICIPAL TREASURY ACT    $0.00
679. MUNICIPAL CONTRIBUTIONS BENIFIT    $919,606.50

Total:    $2,758,819.00

City Council of Tijuana, B.C. 24/07/2012
19-10669    $2,758,810.00
201200210014192    10:25 AM

201200210014192
(DRAWING OF A BAR CODE)

Statement of payment of the Acquisition of Property Tax And
Statement of change of Owner
According to article 75 Bis A XI and XII and 75
Bis of the Municipal Treasury Act.

Property Identification Data
Lot 6	Block 930	Home or Commercial address
Neighborhood CHILPANCINGO
Area of the property		Constructed Area
Cadastral key ID040011 and ID040017

City Council of Tijuana, B.C. 24/07/2012
19-10669    $2,758,810.00

20120021001419210:25 AM

Description Of The Operation
Describe DESCRIPTION ON THE BACK
PUBLIC DEED OR FILE 81,552	Notary or Court EIGHT	Place TIJUANA
Acquisition Date 12/JUN/2012	Appraisal number	Appraiser Number 103

City Council of Tijuana, B.C. 24/07/2012
19-10669    $2,758,810.00
201200210014192    10:25 AM

K Taxable Base (I-J)	153,267,749.55
L Tax 2% (K by 2%)	3,065,354.99
M Sports & Education Promotion (L by 20%)	613,070.99
N Tax Sum (L+M)	3,678,425.98
Ñ Change of ownership rights (1.88 SMGV)	117.18
O Sports & Education Promotion (Ñ by 20%)	23.44
P Sum Of Rights (Ñ+O)	140.62
Q Sum of Taxes and Rights (N+P)	3,678,566.66
R Benefit (L by 30%)	919,606.49
TOTAL TO BE PAID (Q-R)	2,758,960.17

I hereby state under penalty of perjury that the information provided in this statement is real.
Signature of the declarant (UNREADABLE SIGNATURE)	Municipal Treasury Av. Independencia corner of Pase del Centenario 1350 Zona Rio, ?Tijuana, B.C. Tel. (664) 973-7000 www.tijuana.gob.mx
Notary, Tax payer or Legal Representative
ANNEX G PUBLIC DEED 81552

Parcel 11-Z-1-P-1 (eleven dash Z dash one dash P dash one) of the Ejido Chilpancingo of this City, currently identified as lot 11 (eleven) block 40 (forty), of Poblado Chilpancingo, Zona Uno, of Fraccionamiento Ciudad Industrial, of this City, as well as (b) Parcel 17-Z-1- P-1 (seventeen dash Z dash one dash P dash one) of the Ejido Chilpancingo of this City, currently identified as lot 7 (seventeen) of block 40 (forty), of Poblado Chilpancingo, Zona Uno, of Fraccionamiento Ciudad Industrial, of this City, $152,581,036.45